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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Interline Brands, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Interline Brands, Inc.
801 West Bay Street
Jacksonville, Florida 32204
(904) 421-1400

March 26, 2009

Dear Stockholder:

        On behalf of the Board of Directors of Interline Brands, Inc., I am pleased to invite you to the 2009 Annual Meeting of Stockholders. The Annual Meeting will be held at 9:00 a.m., Eastern Time, on Thursday, May 7, 2009, at The Hyatt Regency Jacksonville Riverfront, 225 East Coast Lane Drive, Jacksonville, Florida 32202.

        Detailed information concerning Interline Brands, Inc.'s activities and operations during fiscal year 2008 is contained in our Annual Report, which is enclosed.

        Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. I encourage you to grant your proxy so that your shares will be represented at the Annual Meeting. Information on how you may vote your shares appears in the proxy statement. Your shares cannot be voted unless you grant your proxy or attend the Annual Meeting in person.

        The Board of Directors and management look forward to seeing you at the Annual Meeting.

Sincerely,

Michael J. Grebe Chairman, Chief Executive Officer and President

 801 West Bay Street
Jacksonville, FL 32204
(904) 421-1400

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

        You are cordially invited to the 2009 Annual Meeting of Stockholders of Interline Brands, Inc., a Delaware corporation (the "Company"). The meeting will be held at The Hyatt Regency Jacksonville Riverfront, 225 East Coast Lane Drive, Jacksonville, Florida 32202, on Thursday, May 7, 2009, at 9:00 a.m., Eastern Time, for the purposes of voting on the following matters:

  1.
  The election of three (3) Class II members of the Board of Directors of the Company for a term of three (3) years; and

  2.
  A proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 25, 2009.

        If you were a stockholder of record at the close of business on March 10, 2009, you are entitled to vote at the meeting. A list of stockholders as of the record date will be available for examination at the meeting.

        Whether or not you expect to attend the Annual Meeting in person, I encourage you to grant your proxy. Stockholders may grant a proxy over the Internet, the telephone or the mail by following the instructions in the proxy statement. Granting a proxy will not deprive you of the right to attend the Annual Meeting or to vote your shares in person.

By Order of the Board of Directors

Thomas J. Tossavainen Chief Financial Officer, Secretary and Treasurer

Jacksonville, Florida
March 26, 2009

The Company's Annual Report for the fiscal year ended December 26, 2008, accompanies this notice but is not incorporated as part of the enclosed proxy statement and should not be considered part of the proxy solicitation materials.

i

INTERLINE BRANDS, INC.

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

        This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of Interline Brands, Inc., a Delaware corporation ("Interline" or the "Company"), of proxies to be used at the 2009 Annual Meeting of Stockholders to be held at The Hyatt Regency Jacksonville Riverfront, 225 East Coast Lane Drive, Jacksonville, Florida 32202, at 9:00 a.m., Eastern Time, on Thursday, May 7, 2009, and any adjournments or postponements thereof.

Distribution and Electronic Availability of Proxy Materials

        This year we are taking advantage of the Securities and Exchange Commission (the "SEC") rules that allow companies to furnish proxy materials to stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the "Notice") by mail, you will not receive a printed copy of the proxy materials, unless you specifically request one. The Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report as well as how to submit your proxy over the Internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials included in the Notice.

        We plan to mail the Notice to our stockholders on or about March 27, 2009. We will continue to mail a printed copy of this Proxy Statement and the accompanying form of proxy card to certain of our stockholders and we expect that mailing will begin on or about March 30, 2009.

        We first made available the proxy solicitation materials at www.proxyvote.com on or around March 27, 2009 to all of our stockholders entitled to vote at the Annual Meeting. You may also request a printed copy of the proxy solicitation materials by any of the following methods: via Internet at www.proxyvote.com; by telephone at 1-800-579-1639; or by sending an e-mail to sendmaterial@proxyvote.com. Our 2008 Annual Report was made available at the same time and by the same methods.

Appointment of Proxy Holders

        Your Board of Directors (the "Board") asks you to appoint Michael Agliata, Corporate Counsel, and David C. Serrano, Vice President, Finance and Corporate Controller, as your proxy holders to vote your shares at the 2009 Annual Meeting of Stockholders. You make this appointment by voting the enclosed proxy card using one of the voting methods described below.

        If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by your Board.

        Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by your Board at the time this Proxy Statement was printed and which, under our Bylaws, may be properly presented for action at the Annual Meeting.

Who Can Vote

        Only stockholders who owned shares of our common stock at the close of business on March 10, 2009, the record date for the Annual Meeting, can vote at the Annual Meeting. As of the close of business on

March 10, 2009, we had 32,430,746 shares of common stock outstanding and entitled to vote. Each holder of common stock is entitled to one vote for each share held as of March 10, 2009. There is no cumulative voting in the election of directors.

How You Can Vote

        You may vote your shares at the Annual Meeting either in person, by Internet, by telephone or by mail as described below.

        Voting by Internet.    Go to www.proxyvote.com 24 hours a day, 7 days a week until 11:59 p.m., Eastern Time, the day before the Annual Meeting. Have your Notice or proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

        Voting by Telephone.    On a touch-tone telephone, call toll free 1-800-690-6903, 24 hours a day, 7 days a week until 11:59 p.m., Eastern Time, the day before the Annual Meeting. Have your Notice or proxy card in hand when you call and then follow the instructions.

        Voting by Mail.    Mark your selections on the proxy card, date, and sign your name exactly as it appears on the card, then mail it in the enclosed postage-paid envelope. You should mail the proxy card in plenty of time to allow delivery prior to the Annual Meeting. Do not mail the proxy card if you are voting by Internet or by telephone.

        Voting at the Annual Meeting.    Voting by Internet, by telephone or by mail will not limit your right to vote at the Annual Meeting, if you decide to attend in person. Your Board recommends that you vote by Internet, by telephone or by mail, as it is not practical for most stockholders to attend the Annual Meeting and you can revoke your proxy if you decide to attend and vote in person at the Annual Meeting. If you hold shares through a bank or broker, you must obtain a proxy, executed in your favor, from the bank or broker to be able to vote at the Annual Meeting.

        If you submit your proxy, but do not mark your voting preference, the proxy holders will vote your shares FOR the election of the nominees for director and FOR the ratification of the appointment of independent registered public accountants.

Revocation of Proxies

        Stockholders can revoke their proxies at any time before they are exercised in any of three ways:

  •
  by voting in person at the Annual Meeting;

  •
  by submitting written notice of revocation to the Secretary of the Company at the address of the principal executive offices of the Company prior to the Annual Meeting; or

  •
  by submitting another proxy of a later date prior to the Annual Meeting that is properly executed.

Required Vote; Effect of Abstentions and Broker Non-Votes

  Shares held in "street name" by a broker

        If you are the beneficial owner of shares held in "street name" by a broker, then your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. If you do not give instructions to your broker, then your broker can vote your shares with respect to "discretionary" items but not with respect to "non-discretionary" items. A discretionary item is a proposal that is considered routine under the rules of the New York Stock Exchange. Proposals 1 and 2 to be presented at the Annual Meeting are considered routine and thus are discretionary items.

  Quorum

        A quorum, which is a majority of the outstanding shares as of March 10, 2009, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending in person and by their proxy holders. If you indicate an abstention as your voting preference, your shares will be counted toward a quorum but they will not be voted on the matter.

  Proposal 1: Election of directors

        Directors are elected by an affirmative vote of a plurality of shares present in person or represented by proxy and entitled to vote. For purposes of the vote on Proposal 1, abstentions will have no effect on the results of the vote.

  Proposal 2: Appointment of independent registered public accountants

        The appointment of our independent registered public accountants is ratified by an affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote. For purposes of the vote on Proposal 2, abstentions will not be counted as votes cast or votes entitled to be cast on the item and will have no effect on the results of the vote.

Solicitation of Proxies

        Interline will pay the cost of printing and mailing proxy materials. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of our common stock.

Important

        Please promptly vote and grant your proxy over the Internet, the telephone or the mail by following the instructions on your Notice or proxy card. This will not limit your rights to attend or vote at the Annual Meeting.

        All meeting attendees may be asked to present a valid, government-issued photo identification (federal, state or local), such as a driver's license or passport, and proof of beneficial ownership if you hold your shares through a broker, bank or other nominee, before entering the meeting. Attendees may be subject to security inspections. Video and audio recording devices and other electronic devices will not be permitted at the meeting.

 OUR BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

        The table below sets forth information regarding the directors and executive officers of Interline.

Name	Age	Position
Michael J. Grebe	51	Chairman of the Board, Chief Executive Officer and President
Kenneth D. Sweder	39	Executive Vice President and Chief Operating Officer
Thomas J. Tossavainen	40	Chief Financial Officer, Secretary and Treasurer
Federico M. Bravo	52	Vice President, Field Sales
Pamela L. Maxwell	44	Vice President, Sales and Marketing, Pro Contractor and Resale Markets
Gideon Argov	52	Director
Michael E. DeDomenico	61	Director
John J. Gavin	52	Director
Barry J. Goldstein	66	Director
Ernest K. Jacquet	62	Director
Charles W. Santoro	49	Director
Drew T. Sawyer	41	Director

        Michael J. Grebe has served as Chairman of the Board of Directors and Chief Executive Officer of Interline and Interline Brands, Inc., a New Jersey corporation and our principal operating subsidiary ("Interline Opco"), since January 2007, as President, Chief Executive Officer and a director of Interline since June 2004, as a director of Interline Opco since May 2000, as President of Interline Opco since October 1999 and as Chief Executive Officer of Interline Opco since January 2002. Previously, he served as the Chief Operating Officer of Interline Opco from November 1998 to June 2004. Prior to joining Interline, Mr. Grebe served as a Group Vice President of Airgas, Inc. ("Airgas"), a distributor of industrial gases, from 1997 to 1998. Mr. Grebe joined Airgas following its acquisition of IPCO Safety, Inc., a national distributor of industrial safety supplies, of which he served as President from 1991 to 1996. Mr. Grebe also currently serves on the board of directors of Restaurant Technologies, Inc.

        Kenneth D. Sweder has served as Executive Vice President and Chief Operating Officer of Interline since October 2008, and previously served as Chief Merchandising Officer of Interline since April 2007. Prior to joining Interline, Mr. Sweder was the First Vice President of Property Operations Strategy at Equity Residential Properties from June 2004 to April 2007, a management consultant at Bain & Company from June 2000 to May 2004, and in various positions within the National Banking division of PNC Bank from July 1991 to May 2000, most recently as Vice President.

        Thomas J. Tossavainen has served as Chief Financial Officer of Interline and Interline Opco since May 2005, as Secretary of Interline since March 2008, as Treasurer of Interline since June 2004, and as Treasurer of Interline Opco since August 2001. Mr. Tossavainen previously served as Vice President, Finance of Interline and Interline Opco, a position he had held since June 2004 with respect to Interline and since August 2001 with respect to Interline Opco. Prior to joining Interline Opco, Mr. Tossavainen served as the Director of Strategic Projects—Treasury at Airgas from August 2000 to August 2001 and in other positions with Airgas from 1996 to 2000. Prior to that time, Mr. Tossavainen served in various financial positions for other organizations, including KPMG LLP. Mr. Tossavainen is a Certified Public Accountant.

        Federico M. Bravo has served as Vice President, Field Sales of Interline since June 2004 and of Interline Opco since October 2001. Mr. Bravo previously served as the National Sales Manager, Director of Sales and Vice President, Sales of Interline Opco. Prior to joining Interline Opco in 1996, Mr. Bravo served as Vice President of Sales of HMA Enterprises, Inc., a Texas-based MRO parts wholesaler, from

1987 to 1996. Mr. Bravo served as Vice President, Sales for Cherokee Holdings, Inc., a Houston based MRO wholesaler from 1985 to 1987.

        Pamela L. Maxwell has served as Vice President, Sales and Marketing, Pro Contractor and Resale Markets, of Interline since June 2004 and of Interline Opco since January 2001. Prior to joining Interline Opco, Ms. Maxwell served as President of Airgas Rutland Tool & Supply Co., Inc., a subsidiary of Airgas and a direct marketing distributor of metalworking products and MRO supplies, from November 1998 to December 2000. During her 17-year career at Airgas, Ms. Maxwell held a variety of positions ranging from sales management in the gas distribution division to marketing management in the direct industrial division.

        Gideon Argov has served as a director of Interline since June 2004 and of Interline Opco since August 2001. Mr. Argov is currently the Chief Executive Officer of Entegris, Inc., a producer of semi-conductor manufacturing equipment. From 2001 to November 2004, he was a Managing Director of Parthenon Capital. Prior to joining Parthenon Capital, Mr. Argov served as Chairman, President and CEO of Kollmorgen Corporation from 1991 to 2000. Mr. Argov also currently serves on the boards of directors of Entegris, Inc., Fundtech and X-Rite, Inc.

        Michael E. DeDomenico has served as a director of Interline and Interline Opco since August 2005. Mr. DeDomenico is currently the Chairman and Chief Executive Officer of NuCO2 Inc., a national distributor of beverage gases and services. Prior to joining NuCO2, Mr. DeDomenico was, from 1998 to July 2000, President and Chief Executive Officer of Praxair Distribution, Inc., a subsidiary of Praxair Inc. Mr. DeDomenico had been employed by Union Carbide Corp. in various capacities since 1969 and when Praxair was spun-off by Union Carbide in 1992, he was named President of Praxair Canada. The following year he was appointed President of Praxair Europe and in March 1998 was named President and Chief Executive Officer of Praxair Distribution.

        John J. Gavin has served as lead independent director of Interline and of Interline Opco since March 2007 and as a director of Interline and of Interline Opco since June 2004. Mr. Gavin currently serves as a director and Vice Chairman, and was formerly the Chief Executive Officer, of DBM, Inc., a global human resources consulting firm. Prior to that, Mr. Gavin served as a director, President and Chief Operating Officer of Right Management Consultants from January 1999 to January 2004, and as Executive Vice President of Right Management Consultants from December 1996 through December 1998. Prior to joining Right Management Consultants, Mr. Gavin was with Andersen Worldwide from 1978 through 1996, where he was named a Partner in 1990. Mr. Gavin also currently serves on the boards of directors for Dollar Financial Corp., CSS Industries, Inc., GCA Services, Inc. and Catholic Health East, a multi-institutional Catholic health system.

        Barry J. Goldstein has served as a director of Interline since June 2004 and of Interline Opco since April 2004. In October 2000, Mr. Goldstein retired as Executive Vice President and Chief Financial Officer of Office Depot, Inc., which he joined as Chief Financial Officer in May 1987. Mr. Goldstein was with Grant Thornton from 1969 through May 1987, where he was named a Partner in 1976. Mr. Goldstein also currently serves on the board of directors of Noble Environmental Power, LLC and Kraton Polymers, LLC.

        Ernest K. Jacquet has served as a director of Interline since June 2004, as a director of Interline Opco since May 2000, and as Chairman of the Board of Directors of Interline and of Interline Opco from June 2004 to December 2006. Mr. Jacquet is a founder and Managing Partner of Parthenon Capital, LLC. Prior to co-founding Parthenon Capital in 1998, Mr. Jacquet was a general partner of Summit Partners from April 1990 through May 1998 and a principal of Bain Capital. In addition, he was a director of Wilmar Industries, Inc., our corporate predecessor, from 1995 until May 2000. Mr. Jacquet also currently serves on the board of directors of Xanboo.

        Charles W. Santoro has served as a director of Interline since June 2004 and of Interline Opco since May 2000. Mr. Santoro is a co-founder and Managing Partner of Sterling Investment Partners, L.P. and

Sterling Investment Partners II, L.P. Before founding Sterling Investment Partners in December 1999, Mr. Santoro was Vice Chairman, Investment Banking Division of Paine Webber Group Inc. from 1995 to May 2000. Prior to joining Paine Webber in 1995, Mr. Santoro was a Managing Director of Smith Barney Inc., in charge of the firm's Multi-Industry Group and New Business Development Group. Prior to that, Mr. Santoro was responsible for Smith Barney's cross-border investment banking activities in New York and London, where he sat on that firm's international board of directors. Mr. Santoro is Chairman of Fairway Market and FCX Performance and also currently serves on the Board of Visitors of Columbia College and on the boards of directors of a number of private companies and foundations.

        Drew T. Sawyer has served as a director of Interline since June 2004 and of Interline Opco since May 2000. Mr. Sawyer is currently the co-founder and Managing Partner of 2SV Capital, LLC, a private equity management company. Mr. Sawyer was a founding member and Partner of Parthenon Capital, LLC from inception in 1998 through 2005. Prior to joining Parthenon Capital, Mr. Sawyer was a Principal at The Parthenon Group from 1995 to 1998. Mr. Sawyer serves on the boards of directors of Canongate Golf, LLC, CEPS, Inc., Nextworth Solutions, Inc. and Worcester Air Conditioning, LLC. Mr. Sawyer also currently serves on the board of directors for GoodSports, Inc., a not-for-profit company.

        There are no family relationships among any of our directors or executive officers.

PROPOSAL 1

ELECTION OF DIRECTORS

Board Structure

        Our Board of Directors currently includes eight directors divided into three classes of directors, designated as Class I, Class II and Class III, with the directors in each class serving staggered three-year terms. Each class should consist, as nearly as possible, of one-third of the directors constituting the entire board. At present, Michael E. DeDomenico, John J. Gavin and Ernest K. Jacquet are serving as Class I directors, Barry J. Goldstein, Charles W. Santoro and Drew T. Sawyer are serving as Class II directors and Gideon Argov and Michael J. Grebe are serving as Class III directors. At this, the 2009 Annual Stockholders' Meeting, the term of office of the Class II directors will expire and new Class II directors will be elected for a full term of three years. At the 2010 Annual Stockholders' Meeting, the term of office of the Class III directors will expire and new Class III directors will be elected for a full term of three years. At the 2011 Annual Stockholders' Meeting, the term of office of the Class I directors will expire and new Class I directors will be elected for a full term of three years.

The Nominees

        The Nominating & Governance Committee of the Board of Directors has nominated, and the Board of Directors has designated, the three persons listed below for election as Class II directors at the Annual Meeting. The proxies given to the proxy holders will be voted or not voted as directed and, if no direction is given, will be voted FOR these three nominees. Your Board of Directors knows of no reason why any of these nominees should be unable or unwilling to serve. However, if for any reason any nominee should be unable or unwilling to serve, the proxies will be voted for any nominee designated by your Board of Directors to fill the vacancy.

General Information About Nominees

        The age and board committee position with Interline, if any, of each nominee appears below. Ages are as of March 10, 2009. Information regarding the business experience during at least the last five years and directorships of other publicly-owned corporations of each director, as applicable, can be found above under "Our Board of Directors and Executive Officers."

Name	Age	Position
Barry J. Goldstein	66	Audit Committee Chairman
Charles W. Santoro	49	Compensation Committee Member
Drew T. Sawyer	41	Audit Committee Member

Vote Required

        An affirmative vote of the plurality of shares present in person or represented by proxy and entitled to vote will elect the three nominees as Class II directors for the specified three-year term. Unless marked to the contrary, proxies received will be voted FOR the nominees.

        Your Board of Directors recommends a vote FOR the election of the nominees set forth above as Class II directors of Interline.

Meeting Attendance

        Our Directors are expected to attend all Board meetings and meetings of committees on which they serve. Directors are also expected to spend the time they need and meet as frequently as necessary to discharge their responsibilities properly. The Chairman of the Board presides at all meetings of the Board, not including meetings of the non-employee Directors. In the absence of the Chairman of the Board, the Lead Independent Director or in the absence of the Lead Independent Director, a Director chosen by a majority of the Directors present, will preside at the meeting. The Lead Independent Director presides at all meetings of the non-employee Directors. In the absence of the Lead Independent Director, a Director chosen by the majority of members present will preside at the meeting. Overall, from December 29, 2007 through December 26, 2008, our Board met nine times. All of our Directors attended at least 75% of the regular meetings of the Board and at least 75% of all meetings of committees on which they served in 2008. A total of seven Directors attended our 2008 Annual Meeting of Stockholders.

Committees

        Our Board of Directors currently has three standing committees: the Audit Committee, the Nominating & Governance Committee and the Compensation Committee.

        The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of our financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our audit function and independent registered public accounting firm, and our compliance with legal and regulatory requirements. Messrs. Gavin, Goldstein and Sawyer are currently serving on the Audit Committee. Mr. Goldstein serves as Chairman of the Audit Committee and also qualifies as an independent "audit committee financial expert," as such term has been defined by the SEC in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee of the Company met eight times between December 29, 2007 and December 26, 2008. A copy of the charter adopted by the Board of Directors for the Audit Committee can be found on our website at www.interlinebrands.com and is available in print to any stockholder who requests it.

        The Nominating & Governance Committee has the authority to identify individuals qualified to become board members and to select, or to recommend that the Board select, the director nominees for the next annual meeting of stockholders; develop and recommend to the Board a set of corporate governance principles applicable to the Company; oversee the evaluation of the Board and management; and annually evaluate its performance. The Nominating & Governance Committee currently consists of

Messrs. Argov, Gavin and Jacquet. Mr. Gavin serves as Chairman of the Nominating & Governance Committee. The Nominating & Governance Committee met six times between December 29, 2007 and December 26, 2008. A copy of the charter adopted by the Board of Directors for the Nominating & Governance Committee can be found on our website at www.interlinebrands.com and is available in print to any stockholder who requests it.

        The Compensation Committee has the authority to approve salaries and bonuses and other compensation matters for our executive officers. In addition, the Compensation Committee has the authority to approve employee benefit plans as well as administer our 2000 Stock Award Plan and 2004 Equity Incentive Plan. The Compensation Committee currently consists of Messrs. Argov, DeDomenico and Santoro. Mr. Argov serves as Chairman of the Compensation Committee. The Compensation Committee of the Company met five times between December 29, 2007 and December 26, 2008. A copy of the charter adopted by the Board of Directors for the Compensation Committee can be found on our website at www.interlinebrands.com and is available in print to any stockholder who requests it.

        We believe that all members of the Audit, the Nominating & Governance and the Compensation Committees meet the independence standards of the New York Stock Exchange ("NYSE") and SEC rules and regulations.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers who serve on our Board of Directors or Compensation Committee.

Independence of Board Members

        Our Board reviews each Director's independence annually in accordance with the standards set forth in our Corporate Governance Guidelines and the requirements of the NYSE. No member of our Board will be considered independent unless the Nominating & Governance Committee determines that the Director has no material relationship with us that would affect the Director's independence and the Director satisfies the independence requirements of all applicable laws, rules and regulations. To facilitate the analysis of whether a Director has a relationship with us that could affect his or her independence, in our Corporate Governance Guidelines we have identified the following categories of relationships which should not affect a Director's independence and therefore are deemed immaterial:

  •
  a Director or an immediate family member is an executive officer of another company that does business with the Company and the annual sales to, or purchases from, the Company are less than one percent of the annual revenues of the company for which he or she serves as an executive officer;

  •
  a Director or an immediate family member is an executive officer of another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company's indebtedness to the other is less than one percent of the total consolidated assets of the company he or she serves as an executive officer of and such indebtedness is not past due; and

  •
  a Director or an immediate family member serves as an officer, director or trustee of a charitable organization, and the Company's discretionary charitable contributions to the organization are less than one percent of that organization's total annual charitable receipts (the Company's automatic matching of employee charitable contributions will not be included in the amount of the Company's contributions for this purpose).

        The following relationships, amongst others, will be considered material relationships that would impair a Director's independence, absent a determination by the Board to the contrary:

  •
  a Director or an immediate family member is a partner of or of counsel to a law firm that performs substantial legal services to the Company on a regular basis; and

  •
  a Director or an immediate family member is a partner, officer or employee of an investment bank or consulting firm that performs substantial services to the Company on a regular basis.

        Business relationships, other than those enumerated above, between the Company and an entity for which the Director or an immediate family member serves as an officer or general partner or of which the Director or an immediate family member is the owner of more than five percent of the outstanding equity interests will be evaluated by reference to the following criteria:

  •
  is the business arrangement usually and customarily offered to customers or suppliers by the Company?

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  is the arrangement offered on substantially similar terms as those prevailing at the time for comparable transactions with other customers or suppliers under similar circumstances?

  •
  in the event that (i) a proposed arrangement was not made or (ii) an existing arrangement was terminated in the normal course of business, would that action reasonably be expected to have a material and adverse effect on the financial condition, results of operations, or business of the recipient?

        Our Board reviewed Director independence based on an application of these categorical standards and has determined that each of our Directors, other than Michael J. Grebe, our Chairman, Chief Executive Officer and President, is an "independent director" in accordance with the corporate governance rules of the NYSE.

Communications with the Board

        Stockholders and other interested parties may communicate with the Board of Directors, including non-employee Directors, by submitting such communications in writing to the following address: Board of Directors, Interline Brands, Inc., 801 West Bay Street, Jacksonville, Florida 32204. Such communications will be delivered directly to the Board or the appropriate member or members of the Board.

Executive Sessions of Non-employee Directors

        To promote open discussion among the non-employee Directors, and in accordance with NYSE corporate governance requirements, the Board schedules regular executive sessions in which those Directors meet without management participation. Effective March 1, 2007, the Board elected Mr. Gavin as Lead Independent Director to preside over executive sessions. In the absence of the Lead Independent Director, a Director chosen by the majority of members present at the session will preside over the executive session.

Corporate Governance Guidelines

        Our Board and management have a strong commitment to effective corporate governance. The Company adopted a comprehensive corporate governance framework for its operations (the "Corporate Governance Guidelines") in preparation for its initial public offering of December 16, 2004. The key items addressed by the Corporate Governance Guidelines are:

  •
  Director qualification standards.

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  Director responsibilities.

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  Director access to management.

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  Director compensation.

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  Director orientation and continuing education.

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  Management succession.

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  Annual performance evaluation of the Board.

        A copy of the Corporate Governance Guidelines is available on the Company's website at www.interlinebrands.com and is available in print to any stockholder who requests it.

Code of Conduct and Ethics

        On December 11, 2004, the Board adopted a Code of Conduct and Ethics on behalf of the Company. The Code of Conduct and Ethics applies to all of the Company's directors, officers (including its chief executive officer, chief financial officer, controller and any person performing similar functions) and employees. Our Code of Conduct and Ethics is posted on our website at www.interlinebrands.com and is available in print to any stockholder who requests it.

Director Nominations

        At present, the Nominating & Governance Committee determines nominees for director. The Nominating & Governance Committee, in making its selection of director candidates, considers the appropriate skills and personal characteristics required in light of the then-current makeup of the Board and in the context of the perceived needs of the Company at the time.

        The Nominating & Governance Committee considers a number of factors in selecting director candidates, including:

  •
  the experience, skills qualifications and background of the existing directors, so that we maintain a body of directors who can provide a broad and varied range of experience, skills and knowledge to their roles as directors;

  •
  whether the experience, skills, qualifications and background of the candidate will not only complement but will also supplement that of the existing Board;

  •
  the ethical standards and integrity in personal and professional dealings of the candidate;

  •
  the independence of the candidate under legal, regulatory and other applicable standards;

  •
  the number of other public company boards of directors on which the candidate serves or intends to serve, with the expectation that the candidate will not serve on the boards of directors of more than three other public companies;

  •
  the ability and willingness of the candidate to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her Board duties;

  •
  the willingness of the candidate to be accountable for his or her decisions as a director; and

  •
  such other attributes of the candidate and external factors as the Board deems appropriate.

        The Committee has the discretion to weigh these factors as it deems appropriate. The importance of these factors may vary from candidate to candidate.

        Generally, nominees for director are identified and suggested by the members of the Board or management using multiple channels of professional contacts, their business networks and other resources. In addition, the Board has retained executive search firms or other third parties to identify or evaluate director candidates in the past. The Nominating & Governance Committee will consider candidates recommended by our stockholders. Stockholders can submit the name and qualifications of any candidate to our Nominating & Governance Committee in accordance with the procedures and requirements set forth in our by-laws, and by following the procedures described above under "Communications with the Board". The Nominating & Governance Committee may make such additional inquiries of the candidate or the proposing stockholder as it deems appropriate or necessary to allow the Nominating & Governance Committee to evaluate the stockholder's proposed candidate on the same basis as those candidates referred through directors, members of management or executive search firms. The Nominating & Governance Committee will not consider any candidate who it concludes does not meet its minimum director qualifications described above.

 DIRECTOR COMPENSATION

        Our Directors, other than those who are our employees, receive an annual retainer of $40,000. The Lead Independent Director receives, in addition to the annual retainer, an annual fee of $10,000, the chair of the Audit Committee receives, in addition to the annual retainer, an annual fee of $10,000 and the chairs of the other committees of our Board receive, in addition to the annual retainer, annual fees of $5,000 each. All fees are payable quarterly. At the election of the respective Director, fees are payable in either cash, shares of our common stock or deferred stock units.

        Each non-employee Director also receives an annual award of (i) 7,500 options, vesting one year after the date of grant, to purchase shares of our common stock with a fair market value exercise price as of the date of grant and (ii) 1,250 deferred stock units that are paid in common stock upon the earlier of a change in control or one year after the Director leaves the Board, thereby effectively serving as a stock ownership guideline. Effective with the scheduled grant of DSUs in May 2009, the Board approved an increase in the number of DSUs granted annually to each non-employee Director from 1,250 DSUs to 3,750 DSUs. In undertaking a review of non-employee Director compensation, the Compensation Committee was provided with an analysis performed by Frederic W. Cook & Co. of director compensation for our peer group companies. Based upon this analysis, Frederic W. Cook & Co. recommended that the Board increase the annual grant of DSUs. In considering this recommendation, the Compensation Committee noted that the Board had not considered or modified compensation for non-employee Directors for three years. The Compensation Committee also noted that the increased grants of DSUs will further align the interests of the non-employee Directors with our shareholders. Accordingly, the Board approved the increase of DSUs granted annually as recommended.

        No additional fees are paid to Directors for attendance at board or committee meetings. All Director compensation is contingent upon a Director attending a minimum of 75% of our regular meetings each year. Options, restricted stock awards, deferred stock units and shares of common stock are awarded under, and governed by, our 2004 Equity Incentive Plan.

        The following table summarizes the fees and other compensation that our non-employee Directors earned for services as members of the Board of Directors or any committee of the Board of Directors during the fiscal year ended December 26, 2008.

Name	Fees Earned or Paid in Cash		Stock Awards(1)		Option Awards(1)	Total
Gideon Argov	$45,000	(2)	$20,625		$48,801	$114,426
Michael E. DeDomenico	$40,000	(3)	$41,969	(4)	$48,801	$130,770
John J. Gavin	$55,000		$20,625		$48,801	$124,426
Barry J. Goldstein	$50,000		$20,625		$48,801	$119,426
Ernest K. Jacquet	$40,000		$20,625		$48,801	$109,426
Charles W. Santoro	$40,000		$20,625		$48,801	$109,426
Drew T. Sawyer	$40,000		$20,625		$48,801	$109,426

(1)
Represents the amount of share-based compensation expense recorded in our statement of operations during the fiscal year ended December 26, 2008 in accordance with Financial Accounting Standard No. 123 (revised 2004), Share-Based Payment, ("FAS 123R"). See our Annual Report on Form 10-K for a complete description of the FAS 123R valuation assumptions.

(2)
As elected by the Director, includes $44,978 paid in deferred stock units that settle upon the earlier of a change in control or when the Director leaves the Board.

(3)
As elected by the Director, includes $39,974 paid in deferred stock units that settle upon the earlier of a change in control or when the Director leaves the Board.

(4)
Includes a restricted stock award granted when Mr. DeDomenico joined our Board of Directors in August 2005, which vested over three years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number and percentage of our outstanding shares of common stock beneficially owned by (i) our named executive officers and each of our Directors individually, (ii) all executive officers and Directors as a group and (iii) certain principal stockholders who are known to us to be the beneficial owner of more than five percent of our common stock as of March 10, 2009:

	Common Stock
Name and Address(1)	Shares	Percentage
Michael J. Grebe(2)	877,577	2.6
Kenneth D. Sweder(3)	21,604	*
Thomas J. Tossavainen(4)	173,858	*
Federico M. Bravo(5)	203,781	*
Pamela L. Maxwell(6)	168,495	*
Gideon Argov(7)	45,078	*
Michael E. DeDomenico(8)	41,845	*
John J. Gavin(9)	66,887	*
Barry J. Goldstein(10)	61,600	*
Ernest K. Jacquet(11)(12)	245,956	*
Charles W. Santoro(12)(13)	333,800	1.0
Drew T. Sawyer(12)	33,500	*
T. Rowe Price Associates, Inc.(14)	4,187,200	12.9
Chilton Investment Company, LLC(15)	3,365,227	10.4
FMR LLC(16)	2,543,549	7.8
Columbia Wanger Asset Management, L.P.(17)	2,225,000	6.9
TimesSquare Capital Management, LLC(18)	1,758,400	5.4
Artisan Partners Limited Partnership(19)	1,654,700	5.1
All executive officers and directors as a group (12 persons)	2,273,981	6.7

*
Indicates less than 1% ownership.

(1)
Unless otherwise noted, the business address is Interline Brands, Inc., 801 W. Bay Street, Jacksonville, Florida 32204.

(2)
Includes 13,140 shares of restricted stock, net of shares withheld for taxes, granted on December 16, 2004 that vested on February 13, 2008, 12,412 restricted share units, net of shares withheld for taxes, granted on March 13, 2006 that vested on February 13, 2008 and 688,010 shares of common stock issuable pursuant to stock options. Includes indirect ownership of 1,125 shares of common stock held by The Katelynn Bree Nily Trust, an irrevocable trust over which Mr. Grebe's wife has investment control. Mr. Grebe disclaims beneficial ownership of the shares held by The Katelynn Bree Nily Trust.

(3)
Includes 20,604 shares of common stock issuable pursuant to stock options.

(4)
Includes 153,309 shares of common stock issuable pursuant to stock options.

(5)
Includes 185,732 shares of common stock issuable pursuant to stock options.

(6)
Includes 152,446 shares of common stock issuable pursuant to stock options.

(7)
Includes 32,500 shares of common stock issuable pursuant to stock options and 5,845 shares of common stock issuable pursuant to deferred stock units. Excludes 3,750 shares of common stock issuable pursuant to deferred stock units but not receivable until the earlier of a change in control or one year after departure from the Board of Directors.

(8)
Includes 30,000 shares of common stock issuable pursuant to stock options and 5,845 shares of common stock issuable pursuant to deferred stock units. Excludes 3,750 shares of common stock issuable pursuant to deferred stock units but not receivable until the earlier of a change in control or one year after departure from the Board of Directors.

(9)
Includes 52,500 shares of common stock issuable pursuant to stock options and 3,387 shares of common stock issuable pursuant to deferred stock units. Excludes 3,750 shares of common stock issuable pursuant to deferred stock units but not receivable until the earlier of a change in control or one year after departure from the Board of Directors.

(10)
Includes 52,500 shares of common stock issuable pursuant to stock options. Excludes 3,750 shares of common stock issuable pursuant to deferred stock units but not receivable until the earlier of a change in control or one year after departure from the Board of Directors.

(11)
The business address is Parthenon Capital, LLC, 265 Franklin Street, 18th Floor, Boston, Massachusetts 02110. Mr. Jacquet is a managing partner of Parthenon Capital, LLC. Parthenon Capital, LLC is the investment advisor to the following Parthenon partnerships: Parthenon Investors, L.P., PCIP Investors, J&R Founders Fund and Parthenon Investors II, L.P. Includes common stock beneficially owned by Parthenon Investors, L.P., PCIP Investors, J&R Founders Fund and Parthenon Investors II, L.P. Mr. Jacquet has beneficial ownership of (i) 180,552 shares of common stock held by Parthenon Investors, L.P. through his indirect control of Parthenon Investment Advisors, LLC, the general partner of Parthenon Investors, L.P., (ii) 7,762 shares of common stock held by PCIP Investors, a general partnership of which he has control as a general partner, (iii) 1,074 shares of common stock held by J&R Founders Fund, a general partnership of which he has control as a general partner and (iv) 34,068 shares of common stock held by Parthenon Investors II, L.P., through his indirect control of PCap Partners II LLC, the general partner of Parthenon Investors II, L.P.

(12)
Includes 22,500 shares of common stock issuable pursuant to stock options. Excludes 3,750 shares of common stock issuable pursuant to deferred stock units but not receivable until the earlier of a change in control or one year after departure from the Board of Directors.

(13)
The business address is 285 Riverside Avenue, 3rd Floor, Westport, Connecticut 06880. Mr. Santoro is a managing member of Sterling Investment Partners Management, LLC, the general partner of Sterling Investment Partners, L.P. ("Sterling I"), and disclaims beneficial ownership of the shares owned by Sterling I other than shares attributable to the general and limited partnership interests in Sterling I.

(14)
According to a Schedule 13G statement filed with the SEC reflecting ownership as of December 31, 2008, T. Rowe Price Associates, Inc., which is a registered investment advisor, has sole voting power with respect to 1,212,800 shares and sole dispositive power with respect to 4,187,200 shares. These securities are owned by various individuals and institutional investors, including T. Rowe Price New Horizons Funds, Inc., which owns 1,750,000 shares representing 5.4% of the shares outstanding), which T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investment and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates, Inc. expressly disclaims that it is, in fact, the beneficial owner of such securities. The business address is 100 E. Pratt Street, Baltimore, Maryland 21202.

(15)
According to a Schedule 13G statement filed with the SEC reflecting ownership as of December 31, 2008, Chilton Investment Company, LLC, which is a registered investment advisor, has sole voting power with respect to 3,365,227 shares and sole dispositive power with respect to 3,365,227 shares. The business address is 1266 East Main Street, 7th Floor, Stamford, Connecticut 06902.

(16)
According to a Schedule 13G statement filed with the SEC reflecting ownership as of December 31, 2008, FMR LLC, which is a registered investment advisor, has sole voting power with respect to

  1,133,184 shares and sole dispositive power with respect to 2,543,549 shares. The business address is 82 Devonshire Street, Boston, MA 02109.

(17)
According to a Schedule 13G statement filed with the SEC reflecting ownership as of December 31, 2008, Columbia Wanger Asset Management, L.P., which is a registered investment advisor, has sole voting power with respect to 2,225,000 shares and sole dispositive power with respect to 2,225,000 shares. The business address is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

(18)
According to a Schedule 13G statement filed with the SEC reflecting ownership as of December 31, 2008, TimesSquare Capital Management, LLC, which is a registered investment advisor, has sole voting power with respect to 1,630,800 shares and sole dispositive power with respect to 1,758,400 shares. The business address is 1177 Avenue of the Americas, 39th Floor, New York, NY 10036.

(19)
According to a Schedule 13G statement filed with the SEC reflecting ownership as of December 31, 2008, Artisan Partners Limited Partnership, which is a registered investment advisor, has sole voting power with respect to 1,506,000 shares and sole dispositive power with respect to 1,654,700 shares. The business address is 875 east Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. We are required to disclose any failure to file these reports by the required due dates. All of the filing requirements were satisfied in a timely manner during our fiscal year ended December 26, 2008 with the following exceptions: Mr. Argov — one Form 4 reporting a single transaction filed three days late; and Mr. DeDomenico — one Form 4 reporting a single transaction filed two days late. In each case, these filings were late due to administrative error.

EQUITY COMPENSATION PLANS

        The following table sets forth information as of December 26, 2008 regarding compensation plans under which the Company's equity securities are authorized for issuance:

	(a)		(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,618,338	(1)	$19.10	(2)	3,308,685
Equity compensation plans not approved by security holders	—		—		—

Total	3,618,338	(1)	$19.10	(2)	3,308,685

(1)
Includes 254,256 restricted share units and 42,060 deferred stock units granted to management and non-employee Directors, respectively, pursuant to the 2004 Equity Incentive Plan.

(2)
The weighted-average exercise price excludes restricted share units and deferred stock units.

        Further, as of December 26, 2008, there were 3,322,022 stock options outstanding with a weighted-average exercise price of $19.10 and a weighted-average term of 5.9 years and 315,516 full value shares outstanding under our equity compensation plans. As of December 26, 2008, there were 3,308,685 shares remaining to be awarded under our equity compensation plans (3,304,285 under the 2004 Equity Incentive Plan and 4,400 under the 2000 Stock Award Plan).

2000 Stock Award Plan

        Under the Company's 2000 Stock Award Plan (the "2000 Plan"), the Company's Compensation Committee may award a total of 6,395 shares of the Company's common stock in the form of incentive stock options (which may be awarded to key employees only), non-qualified stock options, stock appreciation rights ("SARs"), and restricted stock awards, all of which may be awarded to its directors, officers, key employees and consultants. Shares subject to any unexercised options granted under the 2000 Plan, which have expired or terminated, become available for issuance again under the 2000 Plan. During any one-year period during the term of the 2000 Plan, no participant may be granted options which in the aggregate exceed 2,741 shares of the Company's common stock authorized for issuance pursuant to the 2000 Plan. The exercise price per share for an incentive stock option may not be less than 100% of the fair market value of a share of the Company's common stock on the grant date. The exercise price per share for an incentive stock option granted to a person owning stock possessing more than 10% of the total combined voting power of all classes of Interline's stock may not be less than 110% of the fair market value of a share of its common stock on the grant date, and may not be exercisable after the expiration of five years from the date of grant. SARs may be granted either in tandem with another award or freestanding and unrelated to another award. The Company's Compensation Committee will determine in its sole discretion whether a SAR is settled in cash, shares or a combination of cash and shares. The Company's Compensation Committee has full discretion to administer and interpret the 2000 Plan, to adopt such rules, regulations and procedures as it deems necessary or advisable, and to determine the persons eligible to receive awards, the time or times at which the awards may be exercised, and whether and under what circumstances an award may be exercised. As of December 26, 2008, there were 4,400 shares remaining to be awarded under the 2000 Plan. No shares have been granted under the 2000 Plan since February 2003.

2004 Equity Incentive Plan

        During 2004, the Company adopted the 2004 Equity Incentive Plan, (the "2004 Plan"), under which the Company may award 3,175,000 shares in the form of incentive stock options, nonqualified stock options, SARs, restricted stock, restricted share units ("RSUs"), deferred stock units ("DSUs") and stock bonus awards, all of which may be awarded to any employee, director, officer or consultant of the Company. In May 2006, the stockholders of the Company approved an amendment to the 2004 Plan to increase the number of shares of the Company's common stock reserved for issuance under the 2004 Plan by 2,000,000 shares and to further restrict the repricing of awards granted under the 2004 Plan without first obtaining approval by the Company's stockholders. In May 2008, the stockholders of the Company approved amendments to the 2004 Plan, including to increase the number of shares of common stock reserved for issuance and available for grants thereunder to 3,800,000 as of January 1, 2008 and to change the method by which shares subject to full value awards granted thereunder are counted against the 2004 Plan's share limit. Effective January 1, 2008, shares subject to grants of full value awards, or awards other than options or SARs, count against the applicable share limits under the 2004 Plan as 1.8 shares for every 1 share granted, while shares subject to stock options or SARs count against the applicable share limits as 1 share for every 1 share granted.

        Under the 2004 Plan, if any award is forfeited, or if any option terminates, expires or lapses without being exercised, shares of our common stock subject to such award will again be available for future grants. In addition, shares owned by a participant that are used to pay the exercise price of options will again be available for future grants. No participant may be granted awards of options or SARs with respect to more than 750,000 shares of common stock in any one calendar year, provided that such number shall be adjusted on account of changes in the capital structure, and shares otherwise counted against such number, only in a manner that will not cause options or SARs granted under the 2004 Plan to fail to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). No more than 250,000 shares of common stock may be granted under the 2004 Plan with respect to restricted share units or restricted stock intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code in any one calendar year to any one participant.

        Our Compensation Committee administers our 2004 Plan. Our Compensation Committee has the sole and complete authority to determine who will be granted an award or who will be granted authority to grant awards under the 2004 Plan. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under our Equity Incentive Plan, the number of shares covered by awards then outstanding under our 2004 Plan, the limitations on awards under our 2004 Plan, the exercise price of outstanding options and such other equitable substitutions or adjustments as it may determine appropriate.

        As of December 26, 2008, there were 3,304,285 shares remaining to be awarded under the 2004 Plan. The 2004 Plan will expire in December 2014, and no further awards may be granted after that date.

 REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD

        The following report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by INTERLINE under the Securities Act of 1933 or the Securities Exchange Act of 1934.

        The Compensation Committee of the Board of Directors reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement for its 2009 Annual Meeting of Stockholders and in its Annual Report on Form 10-K for the year ended December 26, 2008, as filed with the SEC.

                      COMPENSATION COMMITTEE
                      Mr. Gideon Argov, Chairman
                      Mr. Charles W. Santoro
                      Mr. Michael E. DeDomenico

COMPENSATION DISCUSSION AND ANALYSIS

        The following discussion describes our executive compensation philosophy and compensation programs and how they are applied to our Chief Executive Officer ("CEO") and our other executive officers whose compensation is listed in the Summary Compensation Table and discussed below (our "named executive officers"). This discussion should be read in conjunction with the other compensation information contained in this proxy statement.

        Our executive compensation objectives, policies and programs are established by the Compensation Committee. The Compensation Committee is responsible for the following:

  •
  to determine and approve the compensation of our CEO;

  •
  make recommendations to the Board with respect to executive compensation for executive officers other than the CEO, incentive compensation for executive officers and equity-based plans that are subject to Board approval; and

  •
  assist the Board in its oversight of the development, effectiveness and implementation of our compensation policies and strategies.

        The Compensation Committee engages Frederic W. Cook & Co. as its compensation consultant to assist the Compensation Committee in assessing best practices with respect to compensation trends and to recommend a relevant group of peer companies against which to assess, among other things, the competitiveness and appropriateness of our executive compensation. In addition to the annual competitive assessment, during 2008 the compensation consultant provided assistance to us with the following projects:

  •
  amending the Interline Brands, Inc. 2004 Equity Incentive Plan for inclusion in the 2008 annual proxy statement;

  •
  reviewing the Company's annual proxy statement disclosure pertaining to executive compensation;

  •
  modifying compensation arrangements for William E. Sanford and Kenneth D. Sweder in connection with the separation of Mr. Sanford's employment with the Company and Mr. Sweder's increased duties as the Company's new Chief Operating Officer, or COO; and

  •
  modifying certain employment, change in control and equity award agreements to comply with Section 409A of the Internal Revenue Code.

        Our CEO recommends to the Compensation Committee annual compensation for other executive officers as well as any new employment contracts, or changes to existing contracts.

General Compensation Philosophy

        Our compensation programs are designed to attract, retain and reward highly productive, focused employees who drive the execution of our business strategy. The primary elements of compensation for our named executive officers are: base salary, annual non-equity incentive and equity compensation. These elements are designed to be competitive with comparable employers, including our 2008 peer group (described below under "Compensation Programs—Base Salaries"), and to align management's incentives with the long-term interests of our stockholders. We do not maintain any post-retirement benefit plans solely for our named executive officers and we provide limited perquisites to our named executive officers. There are no benefit plans that are available to our named executive officers that are not also available on the same terms to other employees.

        We believe we can increase our stockholders' value by (i) attaining earnings growth through increased sales, improved gross margins and lower operating costs and (ii) increasing returns on tangible capital through properly managing working capital. Accordingly, our annual non-equity incentive compensation program for our named executive officers is designed to reward Company-wide performance by setting performance targets that reward earnings growth and improvements in returns on tangible capital as these are the results the named executive officers can impact most effectively.

        The fundamental objectives of our compensation program are thus designed to:

  (i)
  attract, retain and motivate qualified executive management under a competitive compensation program;

  (ii)
  align employee interests with stockholder interests by providing that a significant percentage of compensation is contingent on corporate performance;

  (iii)
  maintain a simple, consistent, equitable and transparent framework that permits flexibility and room for judgment; and

  (iv)
  use compensation judiciously to achieve business objectives without undue transfer of value to employees.

Compensation Programs

        The compensation elements that make up our compensation program, and the relative value of each component, are selected to achieve the aforementioned objectives and are as follows:

Base Salaries

        Base salaries are intended to establish a level of compensation which, together with the other components of the compensation program, will help us attract and retain the talent needed to meet the challenges of the competitive industry in which we operate while maintaining an acceptable level of fixed costs. Our actions with respect to base salaries are based upon our evaluation of the responsibility and scope of each position, the level of compensation for comparable positions in our industry, executive performance over an extended period of time, and the value and potential value for the executive of other elements of our compensation program.

        We believe that the base salaries for our named executive officers are fair and appropriate when compared to comparably sized companies in our industry based upon an analysis prepared for the Compensation Committee by Frederic W. Cook & Co.

        For 2008, the base salaries for our named executive officers were increased as follows:

Named Executive Officer and Principal Position	Previous Salary	New 2008 Salary
Michael J. Grebe	$600,000	$630,000
Chairman, President and Chief Executive Officer
Thomas J. Tossavainen	$269,446	$278,876
Chief Financial Officer and Secretary
Kenneth D. Sweder	$297,528	$350,000
Executive Vice President and Chief Operating Officer
Federico M. Bravo	$283,360	$297,528
Vice President, Field Sales
James A. Spahn	$222,844	$233,986
Vice President, Distribution
William E. Sanford	$420,000	$441,000
Executive Vice President of Acquisitions

        The 2008 base salary increases for the named executive officers included market adjustments for all of the named executive officers. The base salary increase for Mr. Sweder was higher to reflect his promotion to COO.

        The peer group which we used for determining 2008 compensation, based on the recommendation of Frederic W. Cook & Co., was based on companies of a similar size and business to us and was reviewed and approved by the Compensation Committee. Kaman and Lawson Products were added to the peer group for 2008 to increase the statistical significance of the peer group by increasing the number of included companies and to more closely align the Company's size to the peer group median. In addition, Kaman and Lawson Products both have significant distribution operations. The companies in the peer group we used for decisions regarding 2008 compensation (our "2008 peer group") are: Airgas, American Woodmark, Apogee Enterprises, Applied Industrial Technologies, Barnes Group, Beacon Roofing Supply, Builders Firstsource, Kaman, Keystone Automotive Industries, Lawson Products, MSC Industrial Direct, Middleby, Pool and Watsco.

        We believe our salary structure provides a framework for an equitable compensation ratio between executives, with higher salaries for jobs having greater duties and responsibilities. The amount of base salary is taken into account and affects the amount of annual bonuses for our named executive officers, because the target annual bonus for each of our named executive officers is expressed as a specified percentage of his or her base salary.

Annual Non-Equity Incentive Compensation (Annual Bonuses)

        Pursuant to the terms of our Executive Cash Incentive Plan, our annual non-equity incentive compensation, or annual bonuses, is intended to motivate and reward performance by providing cash bonus payments based upon meeting and exceeding performance goals. Upon achievement of the required performance goals, individual awards are determined as variable percentages of the executives' base salaries, depending on the extent to which performance goals are attained. Bonuses are determined based on audited financial statements. The Compensation Committee certifies achievement of those goals before payments are made. Payments for the prior year are typically made within 75 calendar days of the following fiscal year-end. The Compensation Committee approves the performance goals for the then current year typically at the same time that the Compensation Committee certifies the achievement of the prior-year performance goals.

        2008 Bonuses.    The Compensation Committee determined that, for the 2008 fiscal year, the annual bonus would be earned based on two measures of performance: (1) earnings per share, or EPS, adjusted for certain non-recurring items as approved by the Compensation Committee, or adjusted EPS; and (2) return on tangible capital, or ROTC, which is defined as earnings before interest, taxes, depreciation and amortization adjusted for certain non-recurring items as approved by the Compensation Committee, or Adjusted EBITDA, divided by the trailing five quarter average of accounts receivable, inventory and property, plant and equipment less accounts payable and purchase card payable. For the 2008 fiscal year, the target and maximum bonuses for our named executive officers were as follows (as a percent of base salary):

Name	Target	Maximum
Michael J. Grebe	100%	200%
Thomas J. Tossavainen	50%	200%
Kenneth D. Sweder	75%	200%
Federico M. Bravo	55%	200%
James A. Spahn	50%	200%
William E. Sanford	100%	200%

        The maximum percents above supersede the maximum percent that is provided for in the employment agreements for our named executive officers (which are described under "Employment Agreements" following the Grants of Plan-Based Awards Table). The competitive compensation assessment was used to confirm the appropriateness of the target bonus percentages. The higher target bonus percentages for Messrs. Grebe, Sanford and Sweder reflect their greater duties and responsibilities than the other named executive officers as well as the results of the competitive assessment.

        Our named executive officers are eligible to earn up to 80% of the 2008 annual bonus based on actual growth in adjusted EPS from the 2007 fiscal year to the 2008 fiscal year compared against the adjusted EPS growth target of 8%. One-half of this component of the 2008 annual bonus is earned if we attain adjusted EPS growth for the 2008 fiscal year of 3%. A sliding scale (from 50% to 200%) applies if we attain adjusted EPS growth for the 2008 fiscal year of between 3% and 20%. No bonus is earned if adjusted EPS growth for the 2008 fiscal year is less than 3%. To encourage the management team to broaden its focus and to work on strategic acquisitions, EPS arising from acquisitions is included in EPS for purposes of this bonus component.

        Our named executive officers are eligible to earn up to 20% of the 2008 annual bonus based on actual ROTC compared against the planned ROTC target for the 2008 fiscal year of 41.7%. One-half of this component of the 2008 annual bonus is earned if we attain a ROTC for the 2008 fiscal year of 41.2%. A sliding scale (from 50% to 200%) applies if we attain a ROTC for the 2008 fiscal year of between 41.2% and 42.7%. No bonus is earned if ROTC for the 2008 fiscal year is less than 41.2%. If actual ROTC is equal to or greater than the planned ROTC target, the amount of this component of the 2008 annual bonus earned is 100% plus an additional 5% for each additional 0.5% of actual ROTC over planned ROTC. If actual ROTC is less than planned ROTC, the amount of this component of the bonus is zero.

        We believe the 80/20% allocation between adjusted EPS growth and ROTC is appropriate because EPS growth is an important indicator of an increase in stockholder value. We also believe that effective working capital management is critical to generating cash flow, and is indicative of the long-term financial and operating viability of a distribution company. Achievement of the prior year's goals did not affect 2008 bonus goal-setting.

        The threshold, target and maximum amounts of the 2008 annual bonus that were possible to be earned are set forth in the Grants of Plan-Based Awards Table. However, we did not achieve our adjusted EPS growth or our ROTC targets for the 2008 fiscal year. As a result, our named executive officers were not paid any performance-based bonus for the 2008 fiscal year.

        Because the Compensation Committee believes base salaries of executive officers are fair and appropriate when compared to comparably sized companies in our industry, the Compensation Committee retains authority to award part of the bonus on a discretionary basis reflecting excellent performance in unusual or difficult circumstances. Individual bonuses may also be awarded to our executive management and other key employees based upon job performance or other criteria within the discretion of the Compensation Committee. As a result of the performance achieved during the 2008 fiscal year, however, the executive officers informed the Compensation Committee that they would not accept any bonuses for 2008. The Compensation Committee therefore did not exercise its discretion to award bonuses to our named executive officers.

Equity Compensation

        We believe that better results can be achieved through an ownership culture that encourages long-term performance by our executive officers through the use of share-based awards. Our equity compensation program is comprised of restricted share units and stock options granted under our 2004 Equity Incentive Plan. We believe that the use of restricted share unit and stock option awards achieves our compensation objectives because restricted share units contain specific performance and time vesting features while using a smaller percentage of our shares outstanding for compensation purposes and stock options have natural performance-based orientation and time vesting features built-in.

        Restricted share units are regarded by grantees as an award with a lower risk than stock options, because at vesting, a restricted share units award will have value equal to the market price of the underlying shares, even if there has been no appreciation in the market price of our stock during the vesting period. Stock options, even if vested, will not have any value unless the market price for our stock at the time of exercise is greater than the exercise price of the option. Accordingly, the Compensation Committee believes that restricted share units are a more effective retention and recruiting tool because the value of restricted share units is perceived as more tangible by our named executive officers. In addition, our compensation program is generally designed to strike a balance between grants of stock options, which deliver value solely to the extent our share price increases, and performance-based restricted share units, which are generally vested based on the achievement of goals related to our operations (such as earnings per share).

        The Company has an Equity Award Issuance Policy which provides guidance regarding the date when annual awards will be granted for executive and non-executive management. Annual awards for executive and non-executive management must be approved by the Committee prior to the award being offered to the employee. The grant date for such awards, if approved by the Committee, will be no sooner than the third business day following the Company's fiscal year-end earnings release. In order to allow all public performance information to be readily available to the public marketplace, it is the policy of the Compensation Committee to grant annual awards subsequent to the public release of its fiscal year-end earnings and to allow at least two full trading days to pass prior to granting such awards. Notwithstanding the foregoing and subject to the Company policy, under extraordinary circumstances (as determined by the Compensation Committee and explicitly set for in a Compensation Committee resolution), annual awards for executive and non-executive management may be granted on a different date.

        The Compensation Committee establishes a Company-wide equity budget based on an analysis prepared by Frederick W. Cook & Co. of long-term incentive grant values as a percentage of market capitalization ("fair value transfer") for our 2008 peer group. Based on the results of this analysis, the Compensation Committee authorized a Company-wide equity budget, including all grants made during the 2008 fiscal year, of approximately 1.00% of our market capitalization at the time of the grants, which was between the peer group median and 75th percentile fair value transfer level for our 2008 peer group.

        In determining the size of equity awards to each named executive officer, the Compensation Committee begins with a target dollar award value, rather than a target number of shares subject to the award. The target value is set based upon the responsibilities inherent in each named executive officer's position and relative to overall compensation. For example, the target value for our CEO is larger than for the other named executive officers because our CEO is in the position that has the most direct impact on corporate performance. Although target equity award sizes are set for each position, the actual size of annual dollar award value is a subjective determination based on the anticipated contribution of the executive officer to our long-term value. In determining the equity award size, the Compensation Committee also considers whether the award is likely to provide the desired incentive or whether, due to factors such as the executive's wealth accumulation as a result of historical grants and/or the proximity of the executive to retirement, the executive may not receive the desired incentive from the award.

        2008 Grants.    Restricted share units granted to our named executive officers during the 2008 fiscal year as part of our annual equity-based compensation program include both performance-based vesting and time-based vesting components. The performance metric is the two-year cumulative adjusted EPS growth during the period from December 29, 2007 to December 25, 2009. Target performance is defined as 10% adjusted EPS growth per year. The performance goals for restricted share units are scaled so that the recipient can receive part of an award in the event that threshold (but not target) results are achieved. Accordingly, (1) if less than 80% of the adjusted EPS growth target is achieved, none of the award will be earned; (2) if 80% of the adjusted EPS growth target is achieved, 50% of the award will be earned; (3) if 100% of the adjusted EPS growth target is achieved, 100% of the award will be earned; and (4) if 120% of the adjusted EPS growth target is achieved, 150% of the award will be earned. At the end of the two-year performance period, the Compensation Committee will determine the number of shares earned, based on actual performance against the target. One-half of the earned shares are immediately distributed. The other half of the earned shares are time-based and will be distributed one year later if the named executive officer continues to be employed by us at that time.

        In 2008, we made time-based RSU awards to two of our executive officers: (i) an award of 1,750 RSUs to Mr. Sweder; and (ii) an award of 2,500 RSUs to Mr. Bravo. Both awards vest only if the executive remains employed with us over a set period of time, with 50% of the award vesting after three years and another 50% of the award vesting after five years. These awards were made in recognition of the significant contributions made by Mssrs. Sweder and Bravo to the Company in 2007, and to serve as an incentive to both executives to remain with us long-term.

        Also, in connection with Mr. Sweder's promotion to COO, we granted him a one-time special award of 40,551 RSUs. Although vesting of RSUs is generally based on operating performance of the Company, as described above, we determined that this one-time grant of RSUs should vest only if our share price achieves significant appreciation over a sustained period. This share price contingency further aligns the interests of Mr. Sweder and our shareholders.

        Stock options granted to our named executive officers during the 2008 fiscal year vest in 25% increments over four years and have a term of seven years. In accordance with the 2004 Equity Incentive Plan, the exercise price of all stock options granted during the 2008 fiscal year have an exercise price equal to the closing market price on the grant date.

        Equity compensation to the named executive officers is generally split 50% for stock options and 50% for restricted share units on a value basis based on recommendations from the compensation consultant and the objective to balance the focus on long-term financial objectives and stock price performance. For the 2008 equity compensation for the CEO, the split has been modified to 65% stock options and 35% restricted share units.

Other Compensation

        Executive officers also participate in our benefit plans on the same terms as other employees. These plans, which include medical, dental and life insurance, participation in a 401(k) plan and discounts on our products, are designed to enable us to attract and retain our workforce in a competitive marketplace.

        Medical, dental and life insurance benefits help ensure that we have a productive and focused workforce through reliable and competitive health and other welfare benefit coverage. Participation in a 401(k) plan helps employees save and prepare financially for retirement. Discounts on our products help employees save on purchases of home improvement, maintenance and repair goods.

        The only perquisite we provide to our executive officers as part of our competitive compensation package is a monthly automotive allowance. The cost of this benefit constitutes only a small percentage of each executive officer's total compensation. We furnish this benefit because our executive officers are required to travel extensively as part of their responsibilities and providing the automotive allowance enables us to remain competitive in the general marketplace for executive talent.

        In connection with the recruitment and hiring of Mr. Sweder in 2007, we agreed to reimburse Mr. Sweder for certain costs associated with his relocation from Chicago, Illinois to our corporate headquarters in Jacksonville, Florida. This relocation package, which was intended to allow us to remain competitive in our recruitment efforts, was created in consultation with F.W. Cook and Company. In addition, a one-time tax gross-up of $75,000 was paid to Mr. Sweder in connection with his relocation expenses incurred in 2007.

Allocation of Elements

        Under our compensation structure, the approximate relative allocations of base salary, annual bonus and equity compensation for the 2008 fiscal year (assuming target performance was attained) varied among our named executive officers as follows:

Name	Base Salary	Annual Bonus		Equity Compensation
Michael J. Grebe	25%	25%		50%
Thomas J. Tossavainen	41%	20%		39%
Kenneth D. Sweder	29%	21	%(1)	50%
Federico M. Bravo	35%	19%		46%
James A. Spahn	34%	17%		49%
William E. Sanford	27%	27%		46	%(2)

(1)
Includes Mr. Sweder's market-based restricted share units granted in connection with Mr. Sweder's increased duties as the Company's new COO.

(2)
Includes the incremental fair value of certain options held by Mr. Sanford which were modified in connection with the separation of Mr. Sanford's employment from the Company.

        The Company reviews the market positioning of each component of compensation for the named executive officers as part of the annual competitive compensation assessment. Therefore, the mix shown above is reflective of the competitive assessment although adjustments are considered in the context of total compensation rather than a single component.

        In light of the fact that no annual bonuses were paid for the 2008 fiscal year, the actual relative allocations of base salary, annual bonus and equity compensation for the 2008 fiscal year was significantly different from the target allocations.

Executive Stock Ownership Guidelines

        We have adopted stock ownership guidelines for our executive officers. The purpose of these guidelines is to encourage significant ownership of stock in us by senior executives and by virtue of that ownership align the personal interests of our senior executives with those of our stockholders. The guideline for the Chief Executive Officer and Chief Operating Officer is share ownership with a value of at least six times their base salary. Other executive officers have a guideline of share ownership with a value of at least four times base salary. Based on market data provided by the compensation consultant, the most common base salary multiples are five times for the CEO and three times for the other executives. However, the Compensation Committee elected the higher multiples described above to require even greater alignment with the Company's stockholders. The higher multiples for the CEO and COO than the other named executive officers reflect their greater duties and responsibilities.

        Our executive stock ownership guidelines do not require executives to purchase our stock in the open market. Executives increase their share ownership through a variety of methods, including retaining ownership of their after-tax equity awards granted by us, more specifically 50% of such after-tax shares for the Chief Executive Officer and the Chief Operating Officer and 25% of such after-tax shares for the other executives. The named executive officers have not yet met the stock ownership guidelines due to the relatively short time that the Company has been publicly traded (i.e., since December 2004) and the fact that most of the equity awards during this time have not yet been realized through either exercise of stock options and/or vesting of restricted share units.

Severance and Change in Control Provisions and Agreements

        We believe that companies should provide reasonable severance benefits to their employees. We believe that executive officers face greater difficulty than other employees in finding comparable employment within a short period of time. We also believe that executive officers have a greater risk of job loss or modification, as a result of a change in control transaction, than other employees.

        The principal reason for providing our executive officers severance upon a termination by us without cause or a resignation by the executive for good reason following a change in control is to offer our executive officers appropriate incentive to remain with us before, during and after any change-in-control transaction by providing them with adequate security in the event that their employment is terminated. By reducing the risk of job loss or reduction in job responsibilities of the executive officer, these change in control provisions help ensure that the executive officers support any potential change in control transactions that may be in the best interests of our stockholders, even though the transaction may create uncertainty in the executive officer's personal employment situation. We believe that the severance and change in control provisions within our executive officers' employment agreements or change in control agreements are consistent with our objective of motivating and retaining talented employees. In addition, similar provisions are also part of the typical employment arrangements for executive officers within our peer group and within our industry generally, and are necessary to ensure that our total employment package for executive officers remains market-competitive. The severance provisions contained in each named executive officers' employment agreement were in effect as of the Company's IPO. The change in control severance plan adopted in 2007 was recommended by the compensation consultant taking into account a peer group competitive assessment. We still believe these severance protections are appropriate.

        Accordingly, we believe that it is in both the best interests of us and our stockholders to have (i) severance provisions within our executive officers' employment agreements, under which the executive officers will receive certain benefits and compensation if their employment is terminated by us without cause or by the executive officer for good reason; and (ii) either change in control provisions within our executive officers' employment agreements or separate change in control agreements, under which the executive officers will receive certain benefits and compensation if their employment is terminated by us without cause or by the executive officer for good reason following a change in control. See "Potential Payments Upon Termination Or Change in Control" for a detailed discussion of the terms of these agreements.

        Under our agreements with our named executive officers, in order for amounts to become payable, the change in control provisions contained in our employment agreements and change in control agreements generally require that (i) a change in control occurs and (ii) the executive officer's employment is terminated by us other than for cause or by the executive officer for good reason. In this regard,

Mr. Grebe may terminate employment for any reason within a 30-day period following the first anniversary of a change in control and this will be considered a "good reason" termination (this provision was in his employment agreement as of the Company's IPO and was meant to reward him for remaining with the Company for at least one year following a change in control). Mr. Grebe is provided a higher severance multiple than the other named executive officers to reflect his greater duties and responsibilities. The change in control severance multiples for the named executive officers are in line with peer group practice.

        At the end of 2008, we amended certain change in control and severance provisions contained in our employment agreements and change in control agreements to comply with the restrictions on deferred compensation set forth in Section 409A of the Internal Revenue Code.

Tax Deductibility under Section 162(m) of the Internal Revenue Code

        In carrying out its duties, the Compensation Committee makes all reasonable efforts to maintain the Company's executive compensation within the $1,000,000 deduction limit under Section 162(m) of the Internal Revenue Code, which applies to compensation of our CEO and our three other highest paid executive officers at the end of the year (other than our Chief Financial Officer). The Compensation Committee may exceed the Section 162(m) limit if it determines that abiding by the limit in given circumstances would not be in our best interest or in the best interests of our stockholders. We believe that our ability to deduct compensation attributable to our 2008 annual bonuses, or grants of stock options and restricted share units, should not be limited by Section 162(m) of the Internal Revenue Code.

SUMMARY COMPENSATION TABLE

        The following table summarizes the total compensation earned by each of our named executive officers during the fiscal years ended December 26, 2008, December 28, 2007 and December 29, 2006.

Name	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)		Non-Equity Incentive Plan Compensation(3)	All Other Compensation		Total
Michael J. Grebe	2008	$630,000	$—	$75,814	$485,731		$—	$20,750	(4)	$1,212,295
	2007	$600,000	$—	$728,390	$292,100		$666,000	$20,500	(5)	$2,306,990
	2006	$500,000	$—	$652,375	$116,883		$630,000	$20,500	(5)	$1,919,758
Thomas J. Tossavainen	2008	$276,700	$—	$14,792	$96,455		$—	$17,750	(6)	$405,697
	2007	$261,335	$—	$180,928	$63,251		$149,542	$17,750	(7)	$672,806
	2006	$229,385	$—	$156,517	$29,995		$147,609	$14,500	(8)	$578,006
Kenneth D. Sweder	2008	$293,619	$—	$123,762	$84,948		$—	$90,840	(9)	$593,169
Federico M. Bravo	2008	$296,438	$—	$22,971	$103,718		$—	$17,750	(6)	$440,877
	2007	$273,453	$—	$180,928	$63,251		$172,991	$16,900	(10)	$707,523
	2006	$249,168	$—	$156,517	$29,995		$162,288	$14,500	(8)	$612,468
James A. Spahn	2008	$222,844	$—	$14,792	$102,059		$—	$17,750	(6)	$357,445
William E. Sanford(11)	2008	$415,558	$—	$53,278	$893,884	(12)	$—	$19,500	(13)	$1,382,220
	2007	$420,000	$—	$481,504	$173,078		$466,200	$20,500	(5)	$1,561,282
	2006	$381,623	$—	$440,041	$73,699		$480,845	$20,500	(5)	$1,396,708

(1)
Represents bonuses that are earned solely on a discretionary basis.

(2)
Represents the amount of share-based compensation expense recorded in our statement of operations during the respective fiscal year in accordance with FAS 123R for awards granted during prior fiscal years as well as the current fiscal year. See our Annual Report on Form 10-K for a complete description of the FAS 123R valuation assumptions.

(3)
Represents bonuses earned under our Annual Bonus Plan, which is a performance-based plan.

(4)
Consists of annual automobile allowance of $15,000 and matching contributions to 401(k) plan of $5,750.

(5)
Consists of annual automobile allowance of $15,000 and matching contributions to 401(k) plan of $5,500.

(6)
Consists of annual automobile allowance of $12,000 and matching contributions to 401(k) plan of $5,750.

(7)
Consists of annual automobile allowance of $12,250 and matching contributions to 401(k) plan of $5,500.

(8)
Consists of annual automobile allowance of $9,000 and matching contributions to 401(k) plan of $5,500.

(9)
Consists of annual automobile allowance of $12,000, matching contributions to 401(k) plan of $3,840 and tax gross-up of $75,000 on a previously paid relocation and living allowance package.

(10)
Consists of annual automobile allowance of $11,400 and matching contributions to 401(k) plan of $5,500.

(11)
Effective June 14, 2008, William E. Sanford resigned his positions as President and Chief Operating Officer and ceased to be an executive officer of the Company. The role of President was appointed to Michael J. Grebe who continues to serve as our Chairman of the Board and Chief Executive Officer. William E. Sanford remained employed by us as Executive Vice President of Acquisitions until December 31, 2008.

(12)
Pursuant to Mr. Sanford's separation agreement, the Company agreed that stock options held by him that were granted in connection with the Company's initial public offering in December 2004 may be exercised at anytime on or before December 31, 2010. Accordingly, those stock options were modified to extend the expiration date to December 31, 2010. In accordance with FAS 123R, the Company recorded the incremental grant date fair value as expense on June 14, 2008, the date the stock options were modified.

(13)
Consists of annual automobile allowance of $13,750 and matching contributions to 401(k) plan of $5,570.

 2008 GRANTS OF PLAN-BASED AWARDS

        The following table summarizes the awards granted to each of our named executive officers during the fiscal year ended December 26, 2008.

								All Other Stock Awards: Number of Shares of Stock or Units		All Other Option Awards: Number of Securities Underlying Options(1)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards								Grant Date Fair Value of Stock and Option Awards
	Grant Date											Exercise or Base Price of Option Awards ($/Sh)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Michael J. Grebe	2/26/08	$403,000	$630,000	$1,260,000
	2/26/08									112,069		$19.63	$755,345
	2/26/08				10,938	21,875	32,813						$429,413
	2/27/08									5,047	(2)	$19.62	$33,966
Thomas J. Tossavainen	2/26/08	$89,240	$139,723	$557,752
	2/26/08									18,966		$19.63	$128,589
	2/26/08				3,438	6,875	10,313						$134,963
	2/27/08									1,014	(2)	$19.62	$6,824
Kenneth D. Sweder	2/26/08	$168,000	$139,438	$700,000
	2/26/08									22,414		$19.63	$151,967
	2/26/08				4,063	8,125	12,188						$159,500
	2/26/08							1,750	(3)				$34,353
	10/20/08							40,551	(4)				$257,904
Federico M. Bravo	2/26/08	$104,730	$163,640	$595,056
	2/26/08									24,138		$19.63	$163,656
	2/26/08				4,375	8,750	13,125						$171,763
	2/26/08							2,500	(3)				$49,075
	2/27/08									1,014	(2)	$19.62	$6,824
James A. Spahn	2/26/08	$71,310	$111,422	$445,688
	2/26/08									22,414		$19.63	$151,967
	2/26/08				4,063	8,125	12,188						$159,500
	2/27/08									1,168	(2)	$19.62	$7,861
William E. Sanford	2/26/08	$268,800	$441,000	$882,000
	2/27/08									3,581	(2)	$19.62	$24,100
	6/14/08									286,028	(5)	$15.00	$429,042
	6/14/08									98,743	(5)	$21.75	$149,102
	6/14/08									98,743	(5)	$26,25	$121,454

(1)
Stock options granted to executive officers during the fiscal year ended December 26, 2008 vest in 25% increments over four years and may not be exercised after the expiration date of seven years from the date of grant.

(2)
Pursuant to the terms of the restricted stock agreements, the executive is entitled to receive a new grant of stock options covering the number of shares equal to the number of shares that are withheld to pay applicable withholding taxes in connection with the vesting of the restricted stock.

(3)
One-half of these restricted share units vest on the third anniversary of the date of grant and the second half vest on the fifth anniversary of the date of grant, contingent upon the executive's continued employment with the Company on the applicable date.

(4)
These restricted share units shall become vested on the earlier of: (A) the fourth anniversary of the grant date, provided that (1) the average daily closing price of a share of the Company's common stock during any 20-consecutive-trading-day period ("Average Closing Price") commencing on or after the grant date equals or exceeds $32.50 prior to the fourth anniversary of the grant date; and (2) the executive's employment has not terminated prior to the fourth anniversary of the grant date; (B) the date (the "Residual Vesting Date") that is the later of (1) the date on which the Average Closing Price equals or exceeds $35.00 and (2) the fifth anniversary of the grant date, provided that the Participant's employment has not yet terminated as of the Residual Vesting Date, and provided further that the Residual Vesting Date occurs not later than the seventh anniversary of the grant date; or (C) upon a change in control of the Company.

(5)
Pursuant to Mr. Sanford's separation agreement, the Company agreed that stock options held by him that were granted in connection with the Company's initial public offering in December 2004 may be exercised at anytime on or before December 31, 2010. Accordingly, those stock options were modified to extend the expiration date to December 31, 2010. In accordance with FAS 123R, the Company recorded the incremental grant date fair value as expense on June 14, 2008, the date the stock options were modified.

Employment Agreements

        The following paragraphs summarize the principal provisions of the employment agreements with our named executive officers.

Michael J. Grebe

        We have entered into an employment agreement with Mr. Grebe, which became effective August 13, 2004 and expires two years thereafter, subject to automatic one-year extensions at the beginning of each calendar year thereafter unless we or Mr. Grebe give at least 90 days' written notice of non-extension. We entered into an amendment to Mr. Grebe's employment agreement effective as of December 2, 2004 and another amendment effective as of December 31, 2008 (the latter amendment was entered into solely in connection with certain changes required by Section 409A of the Internal Revenue Code). Mr. Grebe's base salary is currently $630,000, subject to annual cost of living increases of at least 5% as of the beginning of each calendar year. Mr. Grebe is also eligible for an annual cash bonus based upon the achievement of annual performance targets established by our Compensation Committee. Mr. Grebe is also eligible to participate in the benefits plans and arrangements generally available to our senior executives, including participation in our equity incentive plan and a monthly automotive allowance.

Thomas J. Tossavainen

        We have entered into an employment agreement with Mr. Tossavainen dated July 25, 2005, as amended on December 31, 2008 in connection with certain changes required by Section 409A of the Internal Revenue Code. The term of Mr. Tossavainen's employment agreement is from July 25, 2005 to July 25, 2006, subject to automatic one-year extensions unless we or Mr. Tossavainen give at least 60 days' prior written notice of non-extension. Mr. Tossavainen's base salary is currently $278,876, subject to increase at the discretion of our Chief Executive Officer. Mr. Tossavainen is eligible to receive an annual cash bonus based upon the achievement of annual performance targets established by our Compensation Committee. Mr. Tossavainen is also eligible to participate in the benefits plans and arrangements generally available to our senior executives, including participation in our equity incentive plan and a monthly automotive allowance.

Kenneth D. Sweder

        We have entered into an employment agreement with Mr. Sweder dated April 30, 2007, as amended October 20, 2008 and December 31, 2008 (the latter amendment was entered into solely in connection with certain changes required by Section 409A of the Internal Revenue Code). The term of Mr. Sweder's employment agreement is from April 30, 2007 to April 30, 2008, subject to automatic one-year extensions unless we or Mr. Sweder give at least 60 days' prior written notice of non-extension. Mr. Sweder's base salary is currently $350,000, subject to increase at the discretion of our Chief Executive Officer. Mr. Sweder is eligible to receive an annual cash bonus based upon the achievement of annual performance targets established by our Compensation Committee. Mr. Sweder is also eligible to participate in the benefits plans and arrangements generally available to our senior executives, including participation in our equity incentive plan and a monthly automotive allowance.

        Pursuant to Mr. Sweder's employment, Mr. Sweder was granted 18,298 time-based restricted share units, 8,577 performance-based restricted share units and 30,000 stock options. One half of the time-based restricted share units vest on the third anniversary of the date of grant and the second half vest on the fifth anniversary of the date of grant, contingent upon Mr. Sweder's continued employment with the Company on the applicable date. The performance-based restricted share units vest in accordance with the Company's normal vesting schedule for performance-based restricted share units. The performance metric for these performance-based restricted share units is the two-year cumulative adjusted EPS growth during the period from December 30, 2006 to December 26, 2008. The stock options vest in 25% increments over four years and may not be exercised after the expiration date of seven years from the date of grant.

Federico M. Bravo

        We have entered into an employment agreement with Mr. Bravo dated January 7, 2004, as amended September 27, 2004, December 2, 2004 and December 31, 2008 (the latter amendment was entered into solely in connection with certain changes required by Section 409A of the Internal Revenue Code). The term of Mr. Bravo's employment agreement is from January 7, 2004 to January 7, 2005, subject to automatic one-year extensions unless we or Mr. Bravo give at least 60 days' prior written notice of non-extension. Mr. Bravo's base salary is currently $297,528 subject to increase at the discretion of our Chief Executive Officer. Mr. Bravo is eligible to receive an annual cash bonus based upon the achievement of annual performance targets established by our Compensation Committee. Mr. Bravo is also eligible to participate in the benefits plans and arrangements generally available to our senior executives, including participation in our equity incentive plan and a monthly automotive allowance.

James A. Spahn

        We have entered into an employment agreement with Mr. Spahn dated January 14, 2004, as amended October 28, 2004 and December 31, 2008 (the latter amendment was entered into solely in connection with certain changes required by Section 409A of the Internal Revenue Code). The term of Mr. Spahn's employment agreement is from January 14, 2004 to January 14, 2005, subject to automatic one-year extensions unless we or Mr. Spahn give at least 60 days' prior written notice of non-extension. Mr. Spahn's base salary is currently $233,986, subject to increase at the discretion of our Chief Executive Officer. Mr. Spahn is eligible to receive an annual cash bonus based upon the achievement of annual performance targets established by our Compensation Committee. Mr. Spahn is also eligible to participate in the benefits plans and arrangements generally available to our senior executives, including participation in our equity incentive plan and a monthly automotive allowance.

William E. Sanford

        We have entered into an employment agreement with Mr. Sanford, which became effective on August 13, 2004 and expires two years thereafter, subject to automatic one-year extensions at the beginning of each calendar year thereafter unless we or Mr. Sanford give at least 90 days' written notice of non-extension. We entered into an amendment to Mr. Sanford's employment agreement effective as of December 2, 2004. On June 14, 2008, the Company entered into a separation agreement with Mr. Sanford, pursuant to which he resigned his positions as President and Chief Operating Officer and ceased serving as an executive officer of the Company. Pursuant to the separation agreement, Mr. Sanford's employment with the Company ended on December 31, 2008.

        Mr. Sanford's base salary in 2008 was $441,000, subject to being reduced proportionately for each week during which Mr. Sanford worked for fewer than 40 hours, or did not provide services in Jacksonville, Florida (unless he was traveling on Company business or was otherwise directed by the Chief Executive Officer to work outside of Jacksonville, Florida). For 2008, Mr. Sanford was eligible to receive a pro-rated bonus based on the bonus he would have otherwise received for 2008 had he continued his employment with the Company and the number of days he was employed by the Company during 2008. Mr. Sanford was also eligible to participate in the benefits plans and arrangements generally available to our senior executives, including participation in our equity incentive plan and a monthly automotive allowance.

2008 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table summarizes the number of securities underlying the equity awards held by each of our named executive officers as of the fiscal year ended December 26, 2008.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Michael J. Grebe	303	—			$137.11	2/5/13				32,813	$323,208
	303	—			$410.51	2/5/13
	302	—			$1,669.13	2/5/13
	371,289	—			$15.00	12/15/14
	125,673	—			$21.75	12/15/14
	125,673	—			$26.25	12/15/14
	36,169	36,169	(2)		$23.32	3/13/13
	2,465	2,465	(2)		$23.25	3/14/13
	24,621	73,864	(2)		$20.79	3/1/14
	1,212	3,635	(2)		$20.85	3/2/14
	—	112,069	(2)		$19.63	2/26/15
	—	5,047	(2)		$19.62	2/27/15
Thomas J. Tossavainen	15	—			$41.05	2/5/13				10,313	$101,583
	124,314	—			$15.00	12/15/14
	9,404	9,404	(3)		$23.32	3/13/13
	508	507	(3)		$23.25	3/14/13
	4,305	12,913	(3)		$20.79	3/1/14
	254	761	(3)		$20.85	3/2/14
	—	18,966	(3)		$19.63	2/26/15
	—	1,014	(3)		$19.62	2/27/15
Kenneth D. Sweder	7,500	22,500	(4)		$21.86	4/30/14	20,048	(5)	$197,473	12,188	$120,052
	—	22,414	(4)		$19.63	2/26/15	40,551	(6)	$399,427
Federico M. Bravo	15	—			$41.05	2/5/13	2,500	(7)	$24,625	13,125	$129,281
	155,444	—			$15.00	12/15/14
	9,404	9,404	(8)		$23.32	3/13/13
	508	507	(8)		$23.25	3/14/13
	4,305	12,913	(8)		$20.79	3/1/14
	254	761	(8)		$20.85	3/2/14
	—	24,138	(8)		$19.63	2/26/15
	—	1,014	(8)		$19.62	2/27/15
James A. Spahn	15	—			$41.05	2/5/13
	124,314	—			$15.00	12/15/14				12,188	$120,052
	9,404	9,404	(9)		$23.32	3/13/13
	638	638	(9)		$23.25	3/14/13
	4,305	12,913	(9)		$20.79	3/1/14
	292	876	(9)		$20.85	3/2/14
	—	22,414	(9)		$19.63	2/26/15
	—	1,168	(9)		$19.62	2/27/15
William E. Sanford	208	—			$137.11	2/5/13
	208	—			$410.51	2/5/13
	208	—			$1,669.13	2/5/13
	286,028	—			$15.00	12/31/10
	98,743	—			$21.75	12/31/10
	98,743	—			$26.25	12/31/10
	22,570	22,569	(10)		$23.32	3/13/13
	1,791	1,791	(10)		$23.25	3/14/13
	13,430	40,289	(10)		$20.79	3/1/14
	895	2,686	(10)		$20.85	3/2/14
	—	3,581	(10)		$19.62	2/27/15

(1)
One half of the restricted share units vest on the date the Company's Compensation Committee certifies that the Company's pre-established performance targets for the period ended December 25, 2009, were attained (the "Performance Based Vesting Date") and the second half of the restricted share units vest on the first anniversary of the Performance Based Vesting Date.

(2)
Mr. Grebe's unexercisable stock options vest as follows: (a) 18,085 on March 13, 2009 and 18,084 on March 13, 2010; (b) 1,233 on March 14, 2009 and 1,232 on March 14, 2010; (c) 24,621 on each of March 1, 2009 and March 1, 2010 and 24,622 on March 1, 2011; (d) 1,212 on each of March 2, 2009 and March 2, 2010 and 1,211 on March 2, 2011; (e) 28,017 on each of February 26, 2009, February 26, 2010 and February 26, 2011 and 28,018 on February 26, 2012; and (f) 1,262 on each of February 27, 2009, February 27, 2010 and February 27, 2011 and 1,261 on February 27, 2012.

(3)
Mr. Tossavainen's unexercisable stock options vest as follows: (a) 4,702 on each of March 13, 2009 and March 13, 2010; (b) 254 on March 14, 2009 and 253 on March 14, 2010; (c) 4,304 on each of March 1, 2009 and March 1, 2010 and 4,305 on March 1, 2011; (d) 254 on each of March 2, 2009 and March 2, 2010 and 253 on March 2, 2011; (e) 4,742 on February 26, 2009, 4,741 on February 26, 2010, 4,742 on February 26, 2011 and 4,741 on February 26, 2012; and (f) 254 on each of February 27, 2009, February 27, 2010 and February 27, 2011 and 253 on February 27, 2012.

(4)
Mr. Sweder's unexercisable stock options vest as follows: (a) 7,500 on each of April 30, 2009, April 30, 2010 and April 30, 2011; and (b) 5,604 on February 26, 2009, 5,603 on February 26, 2010, 5,604 on February 26, 2011 and 5,603 on February 26, 2012.

(5)
Mr. Sweder's time-based restricted share units vest as follows: (a) 9,149 on each of April 30, 2010, and April 30, 2012; and (b) 875 on each of February 26, 2011 and February 26, 2013.

(6)
Mr. Sweder's market-based restricted share units vest on the earlier of: (a) October 20, 2012, provided that the average daily closing price of a share of the Company's common stock during any 20-consecutive-trading-day period ("Average Closing Price") commencing on or after October 20, 2008 equals or exceeds $32.50 prior to October 20, 2012; and (b) the date (the "Residual Vesting Date") that is the later of (1) the date on which the Average Closing Price equals or exceeds $35.00 and (2) October 20, 2013, provided that the Residual Vesting Date occurs not later than October 20, 2015.

(7)
Mr. Bravo's time-based restricted share units vest as follows: (a) 1,250 on each of February 26, 2011 and February 26, 2013.

(8)
Mr. Bravo's unexercisable stock options vest as follows: (a) 4,702 on each of March 13, 2009 and March 13, 2010; (b) 254 on March 14, 2009 and 253 on March 14, 2010; (c) 4,304 on each of March 1, 2009 and March 1, 2010 and 4,305 on March 1, 2011; (d) 254 on each of March 2, 2009 and March 2, 2010 and 253 on March 2, 2011; (e) 6,035 on February 26, 2009, 6,034 on February 26, 2010, 6,035 on February 26, 2011 and 6,034 on February 26, 2012; and (f) 254 on each of February 27, 2009, February 27, 2010 and February 27, 2011 and 253 on February 27, 2012.

(9)
Mr. Spahn's unexercisable stock options vest as follows: (a) 4,702 on each of March 13, 2009 and March 13, 2010; (b) 319 on each of March 14, 2009 and March 14, 2010; (c) 4,304 on each of March 1, 2009 and March 1, 2010 and 4,305 on March 1, 2011; (d) 292 on each of March 2, 2009, March 2, 2010 and March 2, 2011; (e) 6,035 on February 26, 2009, 6,034 on February 26, 2010, 6,035 on February 26, 2011 and 6,034 on February 26, 2012; and (f) 292 on each of February 27, 2009, February 27, 2010, February 27, 2011 and February 27, 2012.

(10)
Due to Mr. Sanford's separation of employment from the Company, Mr. Sanford's unvested stock options will not vest.

2008 OPTION EXERCISES AND STOCK VESTED

        The following table summarizes the stock options exercised and stock vested by each of our named executive officers during the fiscal year ended December 26, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Michael J. Grebe	—	$—	57,250(1)	$932,795
Thomas J. Tossavainen	—	$—	13,993(2)	$225,019
Kenneth D. Sweder	—	$—	—	$—
Federico M. Bravo	—	$—	13,993(2)	$225,019
James A. Spahn	—	$—	13,993(2)	$225,019
William E. Sanford	—	$—	37,921(3)	$625,191

(1)
In accordance with the applicable restricted stock and restricted share unit agreement, a total of 19,285 shares were withheld to cover the tax associated with the value realized on vesting.

(2)
In accordance with the applicable restricted stock and restricted share unit agreement, a total of 3,700 shares were withheld to cover the tax associated with the value realized on vesting.

(3)
In accordance with the applicable restricted stock and restricted share unit agreement, a total of 10,028 shares were withheld to cover the tax associated with the value realized on vesting.

Potential Payments Upon Termination or Change in Control

        The following summaries set forth potential payments payable to our executive officers upon termination of employment or a change in control of us under their current employment agreements, or change in control agreements.

Michael J. Grebe

        Mr. Grebe's employment may be terminated by us for "cause" (as defined below) or by Mr. Grebe for any reason upon 30 days' prior written notice, which notice must be authorized by a majority of the members of our Board of Directors in the case of a termination for cause. Upon either such termination, we are required to pay his accrued and unpaid base salary and benefits through the date of termination.

        If Mr. Grebe's employment terminates due to disability or death, he or his estate will be entitled to receive (i) any accrued and unpaid base salary and benefits, (ii) continuation of his base salary for a period of two years following the date of termination and (iii) a pro rata bonus for the calendar year in which termination occurs. Unless otherwise provided by the award agreement entered into by Mr. Grebe at the time he was granted a particular equity award, upon termination of the Mr. Grebe's employment as a result of disability or death, Mr. Grebe's unvested equity awards will be forfeited, and he or his estate will have until the earlier of the stock option's expiration date or one year from date of termination to exercise any vested stock options.

        If Mr. Grebe's employment is terminated by us "without cause," or by Mr. Grebe for "good reason" (as defined below), upon 10 days' prior written notice, Mr. Grebe will be entitled to receive any accrued and unpaid base salary and benefits and severance equal to (i) two times his base salary payable in a lump sum and (ii) an amount equal to two times the average of the annual bonuses paid to him during the three years prior to his termination, to be paid over a two year period following his termination. In addition, Mr. Grebe may terminate employment for any reason within a 30-day period following the first anniversary of a change in control of us and this will be considered a "good reason" termination. If Mr. Grebe's employment is terminated under any of the circumstances described in this paragraph following or otherwise in connection with a change in control of us, all of his severance will be paid in a lump sum. Mr. Grebe will also be entitled to continuation of certain health and welfare benefits at our expense for a period of two years following his termination. In addition, Mr. Grebe's employment agreement provides for a tax gross-up for any amounts due or paid to him under the employment agreement or any of our other plans or arrangements that are considered an "excess parachute payment" under the Internal Revenue Code. All severance payments under this agreement are conditioned upon and subject to Mr. Grebe's execution of a general waiver and release. Upon termination of his employment without cause or for good reason, Mr. Grebe will forfeit any outstanding unvested stock option awards and he will have until the earlier of a stock option's expiration date or 120 days from date of termination to exercise any vested stock options. He will also become fully vested in any unvested equity awards in the event of a change in control of us.

        If Mr. Grebe's employment agreement is not renewed on account of us giving notice to Mr. Grebe of our desire not to extend his employment term, this termination will be treated as a termination "without cause" entitling Mr. Grebe to the severance outlined above.

        Mr. Grebe is subject to a non-compete agreement during his employment and for a period of (i) one year following the termination of his employment by us for cause or by Mr. Grebe without good reason and (ii) two years following the termination of his employment by us without cause or by Mr. Grebe for good reason. Following the termination of his employment by us for cause or by Mr. Grebe without good reason, Mr. Grebe is also subject to a one year prohibition against the solicitation of (i) clients who were our clients within the six month period prior to his termination of employment and (ii) any of our employees. Mr. Grebe is also subject to a confidentiality agreement during and after his employment with us.

        In the event of a change in control of us, Mr. Grebe will also be entitled to a "success" bonus in an amount which will be negotiated in good faith and agreed upon between Mr. Grebe and us. This success bonus will be paid in cash to Mr. Grebe in a lump sum on the date of the closing of such change in control.

        For purposes of Mr. Grebe's employment agreement, "cause" is defined as (1) conviction of, or pleading nolo contendere to, a felony or any other crime involving the trading of securities, mail or wire fraud, theft or embezzlement of our property, (2) gross negligence in performance of duties, (3) willful misconduct or material breach of the employment agreement or (4) failure to follow lawful instructions of the Board. "Good reason" is defined as (1) a material reduction in position, duties, title or authority, (2) a reduction in compensation or a reduction in aggregate benefits (other than generally applicable benefit reductions), (3) a failure by us to pay compensation or benefits to Mr. Grebe when due, (4) a change in Mr. Grebe's principal employment location by more than 35 miles, if this would materially increase his commute, or (5) any other material breach by us of Mr. Grebe's employment agreement, or (6) our failure to nominate Mr. Grebe for election to our Board of Directors.

        For purposes of Mr. Grebe's employment agreement, "change in control" generally means (1) the acquisition by an unrelated third party, pursuant to a sale, merger, consolidation, reorganization or similar transaction, of more than 50% of our common stock, (2) the liquidation or dissolution of us or a sale of substantially all of our assets, or (3) at any time after August 13, 2006, a change in a majority of the membership of our Board of Directors as such membership was constituted on August 13, 2004 (the "Incumbent Board"), excluding membership changes approved by a two-thirds majority of the Incumbent Board; provided, however, that a "change in control" will not be deemed to occur unless it is a qualifying change in control event under Section 409A of the Internal Revenue Code.

Thomas J. Tossavainen

        The executive's employment may be terminated by us for "cause" (as defined in his employment agreement). Upon termination of the executive's employment for "cause," we will pay his accrued and unpaid base salary and benefits (as defined in his employment agreement) through the date of termination.

        If the executive's employment terminates due to disability or death, the executive or his estate will be entitled to receive (i) any accrued and unpaid base salary and benefits and (ii) a pro rata bonus for the calendar year in which termination occurs. Unless otherwise provided by the award agreement entered into by the executive at the time the executive was granted a particular equity award, upon termination of the executive's employment as a result of disability or death, the executive will forfeit any outstanding unvested equity awards and the executive or the executive's estate will have until the earlier of the stock option's expiration date or one year from date of termination to exercise any vested stock options.

        If the executive's employment is terminated by us "without cause", or by the executive for "good reason" (as defined in his employment agreement), the executive will be entitled to receive (i) any accrued and unpaid base salary and benefits, (ii) continuation of his base salary for a period of two years from the date of termination, (iii) continuation of his medical and dental benefits at our expense for a period of two years following his termination and (iv) a pro rata bonus for the calendar year in which termination occurs. All severance payments are conditioned upon and subject to the executive's execution of a general waiver and release. The executive is required to provide us 30 days' advance written notice in the event the executive terminates the executive's employment other than for "good reason." Upon termination of his employment without cause or for good reason, the executive will forfeit any outstanding unvested equity awards and the executive will have until the earlier of a stock option's expiration date or 120 days from date of termination to exercise any vested stock options.

        The nonrenewal of Mr. Tossavainen's employment agreement, as a result of us giving notice to Mr. Tossavainen of our desire not to extend his employment term, will be treated as a termination "without cause" entitling Mr. Tossavainen to the severance benefits outlined above.

        The executive's employment agreement provides that the executive is subject to a non-compete agreement during his employment and for one year thereafter. The executive is subject to a non-solicitation agreement during his employment and for two years thereafter. The executive is subject to a confidentiality agreement during and after his employment with us.

        For purposes of the executive's employment agreement, "cause" is defined as (1) gross neglect or willful failure to perform duties, (2) a willful act by the executive against us or which causes or is intended to harm us, (3) conviction of, or plea of no contest or guilty to, a felony, or lesser offence involving dishonesty, the theft of our property or moral turpitude, or (4) a material breach of the employment agreement by the executive which is not cured within 20 days of receipt of notice from us.

        For purposes of the executive's employment agreement, "good reason" is defined as (1) a material breach of the terms of the employment agreement by us, (2) a change in the executive's place of employment by more than 35 miles, if this would materially increase the executive's commute, or (3) a material diminution of the executive's responsibility which is not cured by us within 20 days of receipt of notice from the executive.

        In March 2007, we entered into a change in control agreement with Mr. Tossavainen. This change in control agreement has a perpetual term, although we may unilaterally amend it with one-year's notice. The change in control agreement provides that in the event that the executive is terminated by us "without cause" (as defined in the change in control agreement), or by the executive for "good reason" (as defined in the change in control agreement) within two years following a change in control of us, the executive will be entitled to receive in a cash lump sum (i) any accrued and unpaid base salary and benefits, (ii) a pro rata bonus for the calendar year in which termination occurs, (iii) an amount equal to 1.5 times the sum of the executive's base salary and bonus, and (iv) continuation of his medical benefits at our expense for a period of 18 months following his termination. The executive will also become fully vested in any unvested equity awards in the event of a change in control of us.

        In addition, the executive's change in control agreement provides for a tax gross-up for any amounts due or paid to him under the change in control agreement or any of our other plans or arrangements that are considered an "excess parachute payment" under the Internal Revenue Code, provided that the "excess parachute payments" are at least 110% of the "safe harbor" amount that would result in no excise tax liability. All severance payments under the change in control agreement are conditioned upon and subject to the executive's execution of a general waiver and release.

        The executive is subject to restrictive covenants under the executive's change in control agreement that are the same as those under his employment agreement.

        For purposes of the executive's change in control agreement:

  •
  "cause" is defined as (1) the executive's conviction of, or pleading nolo contendere to, a felony, (2) gross neglect of duties, (3) willful misconduct in connection with the performance of duties, which results in material and demonstrable damage to us or (4) failure to follow the lawful directions of the Board, consistent with the executive's position with us;

  •
  "good reason" is defined as (1) a material and adverse change in duties and responsibilities, (2) a material breach the terms of the executive's employment agreement by us, (3) a reduction in annual base salary or target annual bonus, (4) a change in the executive's principal employment location by more than 35 miles, if this would increase her commute by more than 20 miles, (5) substantially greater business travel, (6) a reduction of more than 5% in aggregate benefits, (7) failure to provide paid vacation, (8) termination of employment in a manner inconsistent with the notice provisions of the change in control agreement, or (9) failure by us to obtain the assumptions and guarantees from any successor or parent corporation; and

  •
  "change in control" generally means (1) the acquisition by an unrelated third party, pursuant to a sale, merger, consolidation, reorganization or similar transaction, of more than 50% of our common stock, (2) the liquidation or dissolution of us or a sale of substantially all of our assets, (3) during any 24-month period, a change in a majority of the membership of our Board of Directors (the "Incumbent Board"), excluding membership changes approved by a majority of the Incumbent Board, or (4) a merger, reorganization or consolidation of us; provided, however, that a "change in control" will not be deemed to occur unless it is a qualifying change in control event under Section 409A of the Internal Revenue Code.

Kenneth D. Sweder

        The executive's employment may be terminated by us for "cause" (as defined in his employment agreement). Upon termination of the executive's employment for "cause," we will pay his accrued and unpaid base salary and benefits (as defined in his employment agreement) through the date of termination.

        If the executive's employment terminates due to disability or death, the executive or his estate will be entitled to receive (i) any accrued and unpaid base salary and benefits and (ii) a pro rata bonus for the calendar year in which termination occurs. Unless otherwise provided by the award agreement entered into by the executive at the time the executive was granted a particular equity award, upon termination of the executive's employment as a result of disability or death, the executive will forfeit any outstanding unvested equity awards and the executive or the executive's estate will have until the earlier of the stock option's expiration date or one year from date of termination to exercise any vested stock options.

        If the executive's employment is terminated by us "without cause", or by the executive for "good reason" (as defined in his employment agreement), the executive will be entitled to receive (i) any accrued and unpaid base salary and benefits, (ii) continuation of his base salary for a period of eighteen months from the date of termination, (iii) continuation of his medical and dental benefits at our expense for a period of eighteen months following his termination, and (iv) a pro rata bonus for the calendar year in which termination occurs. All severance payments are conditioned upon and subject to the executive's execution of a general waiver and release. The executive is required to provide us 30 days' advance written notice in the event the executive terminates the executive's employment other than for "good reason." Upon termination of his employment without cause or for good reason, the executive will forfeit any outstanding unvested equity awards and the executive will have until the earlier of a stock option's expiration date or 120 days from date of termination to exercise any vested stock options.

        The executive's employment agreement, as amended, provides that the executive is subject to a non-compete agreement during his employment and for two years thereafter. The executive is subject to a non-solicitation agreement during his employment and for three years thereafter. The executive is subject to a confidentiality agreement during and after his employment with us.

        For purposes of the executive's employment agreement, "cause" is defined as (1) gross neglect or willful failure to perform duties, (2) a willful act by the executive against us or which causes or is intended to harm us, (3) conviction of, or plea of no contest or guilty to, a felony, or lesser offence involving dishonesty, the theft of our property or moral turpitude, or (4) a material breach of the employment agreement by the executive which is not cured within 20 days of receipt of notice from us.

        For purposes of the executive's employment agreement, "good reason" is defined as (1) a material breach of the terms of the employment agreement by us, (2) a change in the executive's place of employment by more than 35 miles, if this would materially increase the executive's commute, or (3) a material diminution of the executive's responsibility which is not cured by us within 20 days of receipt of notice from the executive.

        On April 30, 2007, we entered into a change in control agreement with Mr. Sweder, which was then amended on October 20, 2008. This change in control agreement has a perpetual term, although we may unilaterally amend it with one-year's notice. The change in control agreement provides that in the event that the executive is terminated by us "without cause" (as defined in the change in control agreement), or by the executive for "good reason" (as defined in the change in control agreement) within two years following a change in control of us, the executive will be entitled to receive in a cash lump sum (i) any accrued and unpaid base salary and benefits, (ii) a pro rata bonus for the calendar year in which termination occurs, (iii) an amount equal to 1.75 times the sum of the executive's base salary and bonus and (iv) continuation of his medical benefits at our expense for a period of 21 months following his termination. The executive will also become fully vested in any unvested equity awards in the event of a change in control of us.

        In addition, the executive's change in control agreement provides for a tax gross-up for any amounts due or paid to him under the change in control agreement or any of our other plans or arrangements that are considered an "excess parachute payment" under the Internal Revenue Code, provided that the "excess parachute payments" are at least 110% of the "safe harbor" amount that would result in no excise tax liability. All severance payments under the change in control agreement are conditioned upon and subject to the executive's execution of a general waiver and release.

        The executive is subject to restrictive covenants under the executive's change in control agreement that are the same as those under his employment agreement.

        For purposes of the executive's change in control agreement:

  •
  "cause" is defined as (1) the executive's conviction of, or pleading nolo contendere to, a felony, (2) gross neglect of duties, (3) willful misconduct in connection with the performance of duties, which results in material and demonstrable damage to us or (4) failure to follow the lawful directions of the Board, consistent with the executive's position with us;

  •
  "good reason" is defined as (1) a material and adverse change in duties and responsibilities, (2) a material breach the terms of the executive's employment agreement by us, (3) a reduction in annual base salary or target annual bonus, (4) a change in the executive's principal employment location by more than 35 miles, if this would increase her commute by more than 20 miles, (5) substantially greater business travel, (6) a reduction of more than 5% in aggregate benefits, (7) failure to provide paid vacation, (8) termination of employment in a manner inconsistent with the notice provisions of the change in control agreement, or (9) failure by us to obtain the assumptions and guarantees from any successor or parent corporation; and

  •
  "change in control" generally means (1) the acquisition by an unrelated third party, pursuant to a sale, merger, consolidation, reorganization or similar transaction, of more than 50% of our common stock, (2) the liquidation or dissolution of us or a sale of substantially all of our assets, (3) during any 24-month period, a change in a majority of the membership of our Board of Directors (the "Incumbent Board"), excluding membership changes approved by a majority of the Incumbent Board, or (4) a merger, reorganization or consolidation of us; provided, however, that a "change in control" will not be deemed to occur unless it is a qualifying change in control event under Section 409A of the Internal Revenue Code.

Federico M. Bravo and James A. Spahn

        The executive's employment may be terminated by us for "cause" (as defined in his employment agreement). Upon termination of the executive's employment for "cause," we will pay his accrued and unpaid base salary and benefits (as defined in his employment agreement) through the date of termination.

        If the executive's employment terminates due to disability or death, the executive or his estate will be entitled to receive (i) any accrued and unpaid base salary and benefits and (ii) a pro rata bonus for the calendar year in which termination occurs. Unless otherwise provided by the award agreement entered into by the executive at the time the executive was granted a particular equity award, upon termination of the executive's employment as a result of disability or death, the executive will forfeit any outstanding unvested equity awards and the executive or the executive's estate will have until the earlier of the stock option's expiration date or one year from date of termination to exercise any vested stock options.

        If the executive's employment is terminated by us "without cause", or by the executive for "good reason" (as defined in his employment agreement), the executive will be entitled to receive (i) any accrued and unpaid base salary and benefits, (ii) continuation of his base salary for a period of one year from the date of termination, (iii) continuation of his medical and dental benefits at our expense for a period of one year following his termination and (iv) a pro rata bonus for the calendar year in which termination occurs. All severance payments are conditioned upon and subject to the executive's execution of a general waiver and release. The executive is required to provide us 30 days' advance written notice in the event the executive terminates the executive's employment other than for "good reason." Upon termination of his employment without cause or for good reason, the executive will forfeit any outstanding unvested equity awards and the executive will have until the earlier of a stock option's expiration date or 120 days from date of termination to exercise any vested stock options.

        The executive's employment agreement provides that the executive is subject to a non-compete agreement during his employment and for one year thereafter. The executive is subject to a non-solicitation agreement during his employment and for two years thereafter. The executive is subject to a confidentiality agreement during and after his employment with us.

        For purposes of the executive's employment agreement, "cause" is defined as (1) gross neglect or willful failure to perform duties, (2) a willful act by the executive against us or which causes or is intended to harm us, (3) conviction of, or plea of no contest or guilty to, a felony, or lesser offence involving dishonesty, the theft of our property or moral turpitude, or (4) a material breach of the employment agreement by the executive which is not cured within 20 days of receipt of notice from us.

        For purposes of the executive's employment agreement, "good reason" is defined as (1) a material breach of the terms of the employment agreement by us, (2) a change in the executive's place of employment by more than 35 miles, if this would materially increase the executive's commute, or (3) a material diminution of the executive's responsibility which is not cured by us within 20 days of receipt of notice from the executive.

        In March 2007, we entered into a change in control agreement with each of Messrs. Bravo and Spahn. This change in control agreement has a perpetual term, although we may unilaterally amend it with one-year's notice. The change in control agreement provides that in the event that the executive is terminated by us "without cause" (as defined in the change in control agreement), or by the executive for "good reason" (as defined in the change in control agreement) within two years following a change in control of us, the executive will be entitled to receive in a cash lump sum (i) any accrued and unpaid base salary and benefits, (ii) a pro rata bonus for the calendar year in which termination occurs, (iii) an amount equal to 1.5 times the sum of the executive's base salary and bonus, and (iv) continuation of his medical benefits at our expense for a period of 18 months following his termination. The executive will also become fully vested in any unvested equity awards in the event of a change in control of us.

        In addition, the executive's change in control agreement provides for a tax gross-up for any amounts due or paid to him under the change in control agreement or any of our other plans or arrangements that are considered an "excess parachute payment" under the Internal Revenue Code, provided that the "excess parachute payments" are at least 110% of the "safe harbor" amount that would result in no excise tax liability. All severance payments under the change in control agreement are conditioned upon and subject to the executive's execution of a general waiver and release.

        The executive is subject to restrictive covenants under the executive's change in control agreement that are the same as those under his employment agreement.

        For purposes of the executive's change in control agreement:

  •
  "cause" is defined as (1) the executive's conviction of, or pleading nolo contendere to, a felony, (2) gross neglect of duties, (3) willful misconduct in connection with the performance of duties, which results in material and demonstrable damage to us or (4) failure to follow the lawful directions of the Board, consistent with the executive's position with us;

  •
  "good reason" is defined as (1) a material and adverse change in duties and responsibilities, (2) a material breach the terms of the executive's employment agreement by us, (3) a reduction in annual base salary or target annual bonus, (4) a change in the executive's principal employment location by more than 35 miles, if this would increase her commute by more than 20 miles, (5) substantially greater business travel, (6) a reduction of more than 5% in aggregate benefits, (7) failure to provide paid vacation, (8) termination of employment in a manner inconsistent with the notice provisions of the change in control agreement, or (9) failure by us to obtain the assumptions and guarantees from any successor or parent corporation; and

  •
  "change in control" generally means (1) the acquisition by an unrelated third party, pursuant to a sale, merger, consolidation, reorganization or similar transaction, of more than 50% of our common stock, (2) the liquidation or dissolution of us or a sale of substantially all of our assets, (3) during any 24-month period, a change in a majority of the membership of our Board of Directors (the "Incumbent Board"), excluding membership changes approved by a majority of the Incumbent Board, or (4) a merger, reorganization or consolidation of us; provided, however, that a "change in control" will not be deemed to occur unless it is a qualifying change in control event under Section 409A of the Internal Revenue Code.

Incremental Payments Associated With an Involuntary Termination Without Cause or for Good Reason in the Absence of a Change in Control

        The following table summarizes the incremental payments associated with the termination of each of our named executive officers (other than Mr. Sanford) by us without cause or by such named executive officers for good reason on December 26, 2008, in the absence of a change in control. The values in this table assume a stock price of $9.85, the closing price of our stock on the last day of the fiscal year ended December 26, 2008, and include all outstanding grants. Actual values will depend on the actual stock price and the actual compensation figures at the time of termination of employment.

Name	Cash Severance		Intrinsic Value of Stock Options(1)	Restricted Shares(2)	Performance Shares(3)	Benefits		Total
Michael J. Grebe	$2,525,987	(4)	$—	$—	$—	$25,968	(5)	$2,551,955
Thomas J. Tossavainen	$557,752	(6)	$—	$—	$—	$32,688	(5)	$590,440
Kenneth D. Sweder	$525,000	(7)	$—	$197,473	$—	$24,516	(8)	$746,989
Federico M. Bravo	$297,528	(9)	$—	$24,625	$—	$12,984	(10)	$335,137
James A. Spahn	$233,986	(9)	$—	$—	$—	$12,984	(10)	$246,970

(1)
Unvested stock options are forfeited in the event of an involuntary termination without cause; no incremental value.

(2)
Represents the value of unvested restricted shares that would automatically vest upon an involuntary termination without cause.

(3)
Unvested performance shares are forfeited in the event of an involuntary termination without cause; no incremental value.

(4)
Calculated as two times the sum of base salary plus the average of the annual bonuses paid during the three fiscal years prior to termination.

(5)
Represents the value of two years of continued health and welfare benefits.

(6)
Calculated as two times the sum of base salary plus the pro-rated target bonus earned for the year (pro-rated at 100% as calculation is as of December 26, 2008).

(7)
Calculated as 1.5 times the sum of base salary plus the pro-rated target bonus earned for the year (pro-rated at 100% as calculation is as of December 26, 2008).

(8)
Represents the value of eighteen months of continued health and welfare benefits.

(9)
Calculated as one times the sum of base salary plus the pro-rated target bonus earned for the year (pro-rated at 100% as calculation is as of December 26, 2008).

(10)
Represents the value of one year of continued health and welfare benefits.

Incremental Payments Associated With an Involuntary Termination as a Result of Disability or Death

        The following table summarizes the incremental payments associated with the termination of each of our named executive officers (other than Mr. Sanford) as a result of disability or death on December 26, 2008. The values in this table assume a stock price of $9.85, the closing price of our stock on December 26, 2008, and include all outstanding grants. Actual values will depend on the actual stock price and compensation figures at the time of termination of employment.

Name	Cash Severance		Intrinsic Value of Stock Options(1)	Restricted Shares(2)	Performance Shares(3)	Total
Michael J. Grebe	$1,260,000	(4)	$—	$—	$215,472	$1,475,472
Thomas J. Tossavainen	$—	(5)	$—	$—	$67,722	$67,722
Kenneth D. Sweder	$—	(5)	$—	$596,900	$80,035	$676,935
Federico M. Bravo	$—	(5)	$—	$24,625	$86,188	$110,813
James A. Spahn	$—	(5)	$—	$—	$80,035	$80,035

(1)
Represents the value of unvested stock options that would automatically vest upon an involuntary termination due to disability or death.

(2)
Represents the value of unvested restricted shares that would automatically vest upon an involuntary termination due to disability or death.

(3)
Represents the value of target performance shares that would automatically vest upon termination as a result of disability or death.

(4)
Calculated as two times base salary plus the pro-rated target bonus earned for the year (pro-rated at 100% as calculation is as of December 26, 2008).

(5)
Calculated as the pro-rated target bonus earned for the year (pro-rated at 100% as calculation is as of December 26, 2008).

Incremental Payments Associated With a Change In Control Termination

        The following table summarizes the incremental payments associated with a termination in connection with a change in control for each of our named executive officers (other than Mr. Sanford) if the change in control had occurred as of December 26, 2008. The values in this table assume a stock price of $9.85, the closing price of our stock on December 26, 2008, and include all outstanding grants. Actual values will depend on the actual stock price and compensation figures at the time of termination of employment.

Name	Cash Severance		Intrinsic Value of Stock Options(1)	Restricted Shares(2)	Performance Shares(3)	Benefits		Excise Tax Gross-Up		Total
Michael J. Grebe	$2,525,987	(4)	$—	$—	$215,472	$25,968	(5)	$—	(6)	$2,767,427
Thomas J. Tossavainen	$781,943	(7)	$—	$—	$67,722	$24,516	(8)	$—	(6)	$874,181
Kenneth D. Sweder	$1,127,525	(9)	$—	$596,900	$80,035	$28,602	(10)	$802,434		$2,635,496
Federico M. Bravo	$890,436	(7)	$—	$24,625	$86,188	$19,476	(8)	$—	(6)	$1,020,725
James A. Spahn	$654,562	(7)	$—	$—	$80,035	$19,476	(8)	$—	(6)	$754,073

(1)
Unvested stock options vest immediately upon a change in control. All outstanding stock options have no intrinsic value.

(2)
Represents the value of unvested restricted shares that would automatically vest upon a termination subsequent to a change in control.

(3)
Represents the value of target performance shares that would automatically vest upon termination following a change in control.

(4)
Calculated as two times the sum of base salary plus the average of the annual bonuses paid during the three fiscal years prior to termination. Mr. Grebe is also eligible for a success bonus in an amount to be negotiated in good faith and agreed upon between Mr. Grebe and us (amount not reflected in the table above).

(5)
Represents the value of two years of continued health and welfare benefits.

(6)
No excise tax is incurred.

(7)
Calculated as the pro-rated target bonus for the year (pro-rated at 100% as calculation is as of December 26, 2008) plus 1.5 times the sum of base salary and the average of the annual bonuses paid during the three fiscal years prior to termination.

(8)
Represents the value of eighteen months of continued health and welfare benefits.

(9)
Calculated as the pro-rated target bonus for the year (pro-rated at 100% as calculation is as of December 26, 2008) plus 1.75 times base salary plus the average of the annual bonuses paid during the three fiscal years prior to termination.

(10)
Represents the value of twenty-one months of continued health and welfare benefits.

William E. Sanford's Separation

        On June 14, 2008, the Company entered into a Separation Agreement and General Release of All Claims (the "Separation Agreement") with Mr. Sanford, then President and Chief Operating Officer, pursuant to which he resigned his positions as President and Chief Operating Officer and ceased serving as an executive officer of the Company. Pursuant to the Separation Agreement, Mr. Sanford's employment with the Company ended on December 31, 2008.

        Under the Separation Agreement, certain stock options granted to Mr. Sanford in connection with the Company's initial public offering in December 2004 were amended to allow Mr. Sanford the right to exercise those stock options until December 31, 2010 (rather than expiring 120 days from Mr. Sanford's termination of employment from the Company per the terms of his Nonqualified Stock Option

Agreement). In exchange for the extension of the aforementioned exercise period, Mr. Sanford agreed to a 4-year non-competition restriction and 5-year non-solicitation restriction relating to his activities after leaving the Company. These restrictions prohibit Mr. Sanford from competing with the business of the Company as it exists on the date of his separation from the Company, subject to certain de minimis exceptions for otherwise competitive activities that are incidental to the business of the Company or any third party with which Mr. Sanford may become affiliated in the future.

        The Company and Mr. Sanford agreed that his separation shall be treated as occurring by mutual agreement of the parties. Mr. Sanford also agreed to waive any right to seek or receive any severance payments from the Company.

 RELATED PARTY TRANSACTIONS

        We recognize that related party transactions may present potential or actual conflicts of interest and may create the appearance that Company decisions are based on considerations other than the best interests of Interline and its stockholders. Therefore, the Board has adopted a written policy which provides that prior to entering into any related party transaction, a formal written notice has to be submitted to the Chief Financial Officer and the Company's legal department, disclosing all relevant terms of the proposed transaction. If the legal department determines that the proposed transaction is a related party transaction, it shall refer it to the Audit Committee for review. The Audit Committee shall approve only those related party transactions that are in, or are not inconsistent with, the best interests of the Company. For purposes of this policy, a "related party transaction" is a transaction, arrangement or relationship in which the Company and/or any of its subsidiaries participate and in which any related party has a direct or indirect interest. Related parties include executive officers, directors, vice presidents, director nominees, beneficial owners of more than 5% of the Company's voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has a beneficial ownership interest.

        Item 404(a) of SEC Regulation S-K requires disclosure of various transactions with related persons since the beginning of the last fiscal year, or that are currently proposed, and in which the Company was or is to be a participant, the amount involved exceeds $120,000 and any related person had or will have a direct or indirect material interest in the transaction. No transactions occurred in the last fiscal year or are currently proposed that require disclosure under this regulation.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD

        The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by INTERLINE under the Securities Act of 1933 or the Securities Exchange Act of 1934.

        The Audit Committee (the "Committee") oversees the Company's financial reporting, internal controls, and audit function process on behalf of the Board of Directors. The Committee is composed of three directors. The members of the Committee are independent as such term is defined under the New York Stock Exchange's listing standards. The Committee adopted a written charter during fiscal 2004, a copy of which is available on the Company's website. The members of the Committee are not engaged professionally in the practice of auditing or accounting and are not employees of the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K with management and discussed the quality and acceptability of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the Company's financial statements.

        The Committee reviewed with the Company's independent registered public accounting firm, Deloitte & Touche LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles and of the effectiveness of the Company's internal control over financial reporting, their judgments as to the quality and acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 (Communications with Audit Committees) and Rule 2-07 of SEC Regulation S-X (Communication with Audit Committees). In addition, the Committee has discussed with the Company's independent registered public accounting firm their independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to the Company, and considered the compatibility of non-audit services with the independent registered public accounting firm's independence.

        The Committee discussed with the Company's internal auditors and its independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the Company's internal auditors and its independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 26, 2008 for filing with the SEC. The Committee also appointed, and the Board of Directors is proposing, that the stockholders ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2009 fiscal year.

AUDIT COMMITTEE Mr. Barry J. Goldstein, Chairman Mr. John J. Gavin Mr. Drew T. Sawyer

 PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

        The Audit Committee has selected Deloitte & Touche LLP as independent registered public accountants to audit our books, records and accounts and those of our subsidiaries for the fiscal year ended December 25, 2009. Your Board has endorsed this appointment. Ratification of the selection of Deloitte & Touche LLP by stockholders is not required by law. However, as a matter of good corporate practice, such selection is being submitted to the stockholders for ratification at the Annual Meeting. If the stockholders do not ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP, but may retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of Interline and its stockholders. Deloitte & Touche LLP audited our consolidated financial statements for fiscal years ended December 26, 2008, December 28, 2007 and December 29, 2006. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

        The following is a summary of the fees billed to us by Deloitte & Touche LLP for professional services rendered for the fiscal years ended December 26, 2008 and December 28, 2007:

Fee Category	Fiscal 2008 Fees	Fiscal 2007 Fees
	(in thousands)
Audit Fees	$1,136.5	$1,365.7
Audit-Related Fees	78.5	82.0
Tax Fees	9.0	8.7

Total Fees	$1,224.0	$1,456.4

        Audit Fees.    Consists of fees billed for professional services rendered for the audits of our annual consolidated financial statements and internal control over financial reporting, review of interim condensed consolidated financial statements included in quarterly reports on Form 10-Q and other services provided in connection with our statutory and regulatory filings or engagements.

        Audit-Related Fees.    Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits and various attest services.

        Tax Fees.    Consists of fees for tax services including tax compliance, planning and advice.

        Our Audit Committee pre-approves and is responsible for the engagement of all services provided by our independent registered public accountants.

Vote Required

        The appointment of Deloitte & Touche LLP as our independent registered public accountants is ratified by an affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote. Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment. In the event ratification is not obtained, your Audit Committee will review its future selection of our independent registered public accountants.

        Your Board of Directors recommends a vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accountants.

 STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

        If a stockholder wishes to present a proposal to be included in our Proxy Statement for the 2010 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal be received by the Secretary of the Company at the address of the principal executive offices of the Company no later than November 26, 2009. Proposals we receive after that date will not be included in the Proxy Statement. We urge stockholders to submit proposals by Certified Mail—Return Receipt Requested.

        A stockholder proposal not included in our Proxy Statement for the 2010 Annual Meeting will be ineligible for presentation at the 2010 Annual Meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the address of the principal executive offices of the Company. Under our Bylaws, in order for a matter to be deemed properly presented by a stockholder, timely notice must be delivered to, or mailed and received by, us not less than 90 nor more than 120 days prior to the first anniversary of the 2009 Annual Meeting of Stockholders. The stockholder's notice must set forth, as to each proposed matter, the following: (a) a brief description of the business desired to be brought before the meeting and reasons for conducting such business at the meeting; (b) the name and address, as they appear on our books, of the stockholder proposing such business; (c) the class and number of shares of our securities that are beneficially owned by the stockholder; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by such stockholder pursuant to proxy proposal submission rules of the SEC. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

        You may obtain a copy of the current rules for submitting stockholder proposals from the SEC at:

U.S. Securities and Exchange Commission Division of Corporation Finance 100 F Street, N.E. Washington, DC 20549

or through the Commission's Internet web site: www.sec.gov. Request SEC Release No. 34-40018, May 21, 1998.

 OTHER MATTERS

        Your Board does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

        Whether or not you intend to be present at the Annual Meeting, we urge you to grant your proxy promptly.

By Order of the Board of Directors,

Thomas J. Tossavainen Chief Financial Officer, Secretary and Treasurer

Jacksonville, Florida
March 26, 2009

        Interline's 2008 Annual Report on Form 10-K has been mailed with this Proxy Statement. We will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to Interline Brands, Inc., 801 West Bay Street, Jacksonville, FL 32204, Attention: Investor Relations. The request must include a representation by the stockholder that as of March 10, 2009, the stockholder was entitled to vote at the Annual Meeting.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominees are participating in the practice of "householding" proxy statements and annual reports. This means that beneficial owners of our common stock who share the same address or household may not receive separate copies of this proxy statement and our 2008 Annual Report on Form 10-K. We will promptly deliver an additional copy of either document to you if you write or call us at: Interline Brands, Inc., 801 West Bay Street, Jacksonville, FL 32204, Attention: Investor Relations (904) 421-1400.

INTERLINE BRANDS, INC.

801 West Bay Street

Jacksonville, FL 32204

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, the day before the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Interline Brands, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Interline Brands, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	INTRL1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERLINE BRANDS, INC.		For	Withhold	For All
		All	All	Except
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.

Vote on Directors
1.	ELECTION OF CLASS II DIRECTORS
	Nominees:	☐	☐	☐
01) Barry J. Goldstein
02) Charles W. Santoro
03) Drew T. Sawyer

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote on Proposals		For	Against	Abstain

2.	Proposal to ratify the selection of Deloitte & Touche, LLP as the independent registered public accounting firm of Interline Brands, Inc. for the fiscal year ending December 25, 2009.

		☐	☐	☐

3.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1 and 2. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

For comments, please check this box and write them on the back where indicated.	☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If, assigner is a corporation, please sign in full corporate name by duly authorized officer.

Please indicate if you plan to attend this meeting.

☐	☐

Yes	No

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

INTERLINE BRANDS, INC.

801 WEST BAY STREET

JACKSONVILLE,   FL 32204

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 7, 2009

The stockholder(s) hereby appoint(s) Michael Agliata and David C. Serrano, or either of them, as proxies holders, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Interline Brands, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Time, on May 7, 2009, at The Hyatt Regency Jacksonville Riverfront, 225 East Coast Lane Drive, Jacksonville, Florida 32202, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S).   IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy

Materials

INTERLINE BRANDS, INC.

INTERLINE BRANDS, INC.
801 WEST BAY STREET
JACKSONVILLE, FL 32204

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40
3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY
8-11717

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Meeting Information

Meeting Type:	Annual
For holders as of:	3/10/09
Date: 5/7/2009	Time: 9:00 a.m., Eastern Time
Location:	The Hyatt Regency Jacksonville Riverfront
225 East Coast Lane Drive
Jacksonville, Fl 32202

You are receiving this communication because you hold shares in the company named above.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

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Before You Vote

How to Access the Proxy

Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT		ANNUAL REPORT

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 4/23/09.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.

1.	ELECTION OF CLASS II DIRECTORS
Nominees:
01) Barry J. Goldstein
02) Charles W. Santoro
03) Drew T. Sawyer

2.	Proposal to ratify the selection of Deloitte & Touche, LLP as the independent registered public accounting firm of Interline Brands, Inc. for the fiscal year ending December 25, 2009.

0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

BARCODE

XXXXXXXXXXXXX
XXXXXXXXXXX
Cusip
P99999-010
12
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# OF #

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02	0000000000	999999999999

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy

Materials

INTERLINE BRANDS, INC.

BN LOGO

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40
3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY, 11717

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40
3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY
8-11717

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Meeting Information

Meeting Type:	Annual
For holders as of:	3/10/09
Date: 5/7/2009 Time: 9:00 a.m., Eastern Time
Location:	The Hyatt Regency Jacksonville Riverfront
225 East Coast Lane Drive
Jacksonville, Fl 32202

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

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Before You Vote

How to Access the Proxy

Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT		ANNUAL REPORT

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 4/23/09.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.

1.	ELECTION OF CLASS II DIRECTORS
Nominees:
01) Barry J. Goldstein
02) Charles W. Santoro
03) Drew T. Sawyer

2.	Proposal to ratify the selection of Deloitte & Touche, LLP as the independent registered public accounting firm of Interline Brands, Inc. for the fiscal year ending December 25, 2009.

0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

BARCODE

XXXXXXXXXXXXX
XXXXXXXXXXX
Cusip
P99999-010
12
15
# OF #

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Voting Instructions

THIS AREA IS RESERVED FOR INTERNAL USE

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